Exhibit 10.24

GE CAPITAL CREDIT CARD MASTER NOTE TRUST,

as Issuer,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

FORM OF SERIES 2014–VFN[—] INDENTURE SUPPLEMENT

Dated as of [—] [—], 2014

i	Indenture Supplement Series 2014-VFN[—]

TABLE OF CONTENTS

(continued)

		Page
ARTICLE VII REDEMPTION OF SERIES 2014-VFN[—] NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION

SECTION 7.1.	Optional Redemption of Series 2014-VFN[—] Notes; Final Distributions	33
SECTION 7.2.	Series Termination	35

ARTICLE VIII MISCELLANEOUS PROVISIONS

SECTION 8.1.	Ratification of Indenture; Amendments	35
SECTION 8.2.	Form of Delivery of the Series 2014-VFN[—] Notes	35
SECTION 8.3.	Counterparts	35
SECTION 8.4.	GOVERNING LAW	35
SECTION 8.5.	Limitation of Liability	37
SECTION 8.6.	Rights of the Indenture Trustee	37
SECTION 8.7.	Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations	37
SECTION 8.8.	Tax	37

EXHIBITS

EXHIBIT A-1	FORM OF CLASS A NOTE
EXHIBIT A-2	FORM OF CLASS B NOTE
EXHIBIT B	FORM OF MONTHLY SERVICER’S CERTIFICATE
EXHIBIT C	FORM OF OPTIONAL AMORTIZATION NOTICE

SCHEDULES

SCHEDULE I	PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS (WITH RESPECT TO RECEIVABLES)

ii	Indenture Supplement Series 2014-VFN[—]

SERIES 2014-VFN[—] INDENTURE SUPPLEMENT, dated as of [—] [—], 2014 (this “Indenture Supplement”), between GE CAPITAL CREDIT CARD MASTER NOTE TRUST, a Delaware statutory trust (herein, the “Issuer” or the “Trust”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of September 25, 2003, between the Issuer and the Indenture Trustee, as amended by the Omnibus Amendment No. 1 to Securitization Documents, dated as of February 9, 2004, among RFS Holding, L.L.C., RFS Funding Trust, the Issuer, Deutsche Bank Trust Company Delaware, as trustee of RFS Funding Trust, RFS Holding, Inc. and the Indenture Trustee, as further amended by the Second Amendment to Master Indenture, dated as of June 17, 2004, between the Issuer and the Indenture Trustee, as further amended by the Third Amendment to Master Indenture, dated as of August 31, 2006, between the Issuer and the Indenture Trustee, as further amended by the Fourth Amendment to Master Indenture, dated as of June 28, 2007, between the Issuer and the Indenture Trustee, as further amended by the Fifth Amendment to Master Indenture, dated as of May 22, 2008, between the Issuer and the Indenture Trustee, as further amended by the Sixth Amendment to Master Indenture, dated as of August 7, 2009, between the Issuer and the Indenture Trustee, as further amended by the Seventh Amendment to Master Indenture, dated as of January 21, 2014, between the Issuer and the Indenture Trustee, and as further amended by the Eighth Amendment to Master Indenture and Omnibus Supplement to Specified Indenture Supplements, dated as of March 11, 2014, between the Issuer and the Indenture Trustee (as further amended, restated, modified or supplemented from time to time, the “Indenture” and, together with this Indenture Supplement, the “Agreement”).

The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions.

(a) Capitalized terms used and not otherwise defined herein are used as defined in Section 1.1 of the Indenture. This Indenture Supplement shall be interpreted in accordance with the conventions set forth in Section 1.2 of the Indenture.

(b) Each capitalized term defined herein relates only to Series 2014-VFN[—] and to no other Series. Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:

“Addition Date” means an “Addition Date” as such term is defined in the Transfer Agreement.

“Additional Amounts” means, for any date of determination, the sum of (a) the Class A Additional Amounts and (b) the Class B Additional Amounts.

“Additional Enhancement Amount” is defined in Section 2.2(a).

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“Additional Funds” is defined in Section 2.2(b).

“Administrator” means General Electric Capital Corporation, in its capacity as Administrator under the Administration Agreement or any other Person designated as an Administrator under the Administration Agreement.

“Advance” means an increase in the Note Principal Balance during the Revolving Period made pursuant to Section 2.2(a) and the Loan Agreements.

“Advance Amount” means, with respect to any Advance Date, the sum of each of the Class A Advance Amount and the Class B Advance Amount on such Advance Date.

“Advance Date” means each date on which a Class A Advance and a Class B Advance is made pursuant to Section 2.2 and the Class A Loan Agreement and the Class B Loan Agreement, respectively.

“Agreement” is defined in the preamble.

“Allocation Percentage” means, with respect to any date of determination in any Monthly Period, the percentage equivalent of a fraction:

(a) the numerator of which shall be equal to:

(i) for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the first Monthly Period, on the Closing Date), less, during the Controlled Amortization Period, any reductions to be made to the Collateral Amount on account of principal payments to be made on the Payment Date falling in the Monthly Period for which the Allocation Percentage is being calculated; provided that with respect to any Monthly Period in which one or more Numerator Reset Dates occur, the numerator determined pursuant to this clause (i) shall be (A) the Collateral Amount as of the close of business on the last day of the prior Monthly Period less, during the Controlled Amortization Period, any reductions to be made to the Collateral Amount on account of payments of Monthly Principal to be made on the Payment Date falling in the Monthly Period for which the Allocation Percentage is being calculated, for the period from and including the first day of the current Monthly Period to but excluding the first Numerator Reset Date that occurs in such Monthly Period and (B) the Collateral Amount as of the close of business on such Numerator Reset Date less, during the Controlled Amortization Period, any reductions (to the extent not reflected in the Collateral Amount) to be made to the Collateral Amount on account of principal payments to be made on the Payment Date falling in the Monthly Period for which the Allocation Percentage is being calculated, for each period from and including such Numerator Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Numerator Reset Date (in which case such period shall not include such succeeding Numerator Reset Date); provided, further, that if the Issuer is permitted to make a

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single monthly deposit of Collections into the Collection Account pursuant to Section 8.4 of the Indenture and this Indenture Supplement and has not elected to make daily deposits of Collections, with respect to any Monthly Period in which one or more Numerator Reset Dates occur, the numerator determined pursuant to this clause (i) shall be the Weighted Average Collateral Amount for such Monthly Period;

(ii) for Principal Collections during the Early Amortization Period if the first day of the Early Amortization Period commenced prior to the start of the Controlled Amortization Period, the Collateral Amount at the end of the last day of the Revolving Period; provided that on and after the date on which an amount equal to the Note Principal Balance has been deposited into the Collection Account, the numerator shall equal zero;

(iii) for Principal Collections during the Early Amortization Period if the first day of such Early Amortization Period commenced after the start of the Controlled Amortization Period, the greater of (a) [75]% of the Collateral Amount at the end of the last day of the Revolving Period and (b) the Collateral Amount at the end of the last day of the Monthly Period most recently ended prior to the commencement of the Early Amortization Period, less any reductions to be made to the Collateral Amount on account of payments of Monthly Principal to be made on the Payment Date falling in the Monthly Period in which the Early Amortization Period commenced; provided that on and after the date on which an amount equal to the Note Principal Balance has been deposited into the Collection Account, the numerator shall equal zero; or

(iv) for Principal Collections during the Controlled Amortization Period, the greater of (a) [75]% of the Collateral Amount at the end of the last day of the Revolving Period and (b) the Collateral Amount at the end of the last day of the prior Monthly Period, less any reductions to be made to the Collateral Amount on account of payments of Monthly Principal to be made on the Payment Date falling in the Monthly Period for which the Allocation Percentage is being calculated; provided that on and after the date on which an amount equal to the Note Principal Balance has been deposited into the Collection Account, the numerator shall equal zero; and

(b) the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the denominator determined pursuant to sub-clause (x) of this clause (b) shall be (A) the Aggregate Principal Receivables as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of the current Monthly Period, to but excluding such Reset Date and (B) the Aggregate Principal Receivables as of the close of business on such Reset

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Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); and provided, further, that notwithstanding the preceding proviso, if a Reset Date occurs during any Monthly Period and if the Issuer is permitted to make a single monthly deposit of Collections into the Collection Account pursuant to Section 8.4 of the Indenture and this Indenture Supplement and has not elected to make daily deposits of Collections with respect to such Monthly Period, then the denominator determined pursuant to sub-clause (x) of this clause (b) for each day during such Monthly Period shall equal the Average Principal Balance for such Monthly Period.

“Available Finance Charge Collections” means, for any Payment Date, an amount equal to the sum of (a) the Investor Finance Charge Collections for the preceding Monthly Period, (b) the Series 2014-VFN[—] Excess Finance Charge Collections for the preceding Monthly Period and (c) any Reallocated Principal Collections which pursuant to Section 4.7 are required to be applied on the related Transfer Date.

“Available Principal Collections” means, for any Payment Date, an amount equal to the sum of (a) the Investor Principal Collections for the preceding Monthly Period, plus (b) the amount of Principal Collections allocated to Series 2014-VFN[—] pursuant to Section 4.3(b) for all Dates of Processing during such Monthly Period that are deposited to the Collection Account in respect of Optional Amortization Amounts that have not been distributed to the Series 2014-VFN[ ] Noteholders, minus (c) the amount of Reallocated Principal Collections with respect to the preceding Monthly Period which pursuant to Section 4.7 are required to be applied on the related Transfer Date, plus (d) the sum of (i) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2014-VFN[—] for application as Shared Principal Collections), (ii) the aggregate amount to be treated as Available Principal Collections pursuant to Sections 4.4(a)(ix) and (x), to the extent such amounts were included in the Required Finance Charge Deposit Amount for the related Monthly Period or, to the extent the holder(s) of the Transferor Interest have deposited funds in respect of such amounts pursuant to Section 4.3, and (iii) during an Early Amortization Period, the amount of Available Finance Charge Collections used to pay principal on the Notes pursuant to Section 4.4(a)(xviii) on such Payment Date.

“Available Spread Account Amount” means, for any Payment Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Payment Date.

“Average Principal Balance” means for any Monthly Period in which one or more Reset Dates occur, the sum of (i) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period, multiplied by a fraction the numerator of which is the number of days from and including the first day of such Monthly Period, to but excluding the first such Reset Date, and the denominator of which is the number of days in such Monthly Period, and (ii) for each such Reset Date, the product of the Aggregate Principal Receivables determined as of the close of business on such Reset Date, multiplied by a fraction,

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the numerator of which is the number of days from and including such Reset Date, to the earlier of the last day of such Monthly Period (in which case such period shall include such date) or the next succeeding Reset Date (in which case such period shall exclude such date), and the denominator of which is the number of days in such Monthly Period.

“Base Rate” means, for any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (a) the Monthly Interest, (b) the amount required to be paid pursuant to Section 4.4(a)(i), (c) any Non-Use Fees to the extent required to be paid pursuant to Section 4.4(a)(iv) or (vii) and any Rated Additional Amounts and (d) the Noteholder Servicing Fee, each with respect to the related Payment Date, and the denominator of which is the Collateral Amount as of the last day of such Monthly Period; provided, however, that with respect to a Monthly Period in which a Numerator Reset Date occurs, the denominator shall equal the Weighted Average Collateral Amount for such Monthly Period.

“Benefit Plan Investor” means any one of the following: (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA), which is subject to Title I of ERISA; (b) a “plan” as defined in and subject to Section 4975 of the Code; (c) an entity whose underlying assets include plan assets by reason of investment by an employee benefit plan or plan in such entity; or (d) a governmental plan that is subject to a law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

“Class A Additional Amounts” means the “Class A Additional Amounts” as defined in the Class A Loan Agreement.

“Class A Additional Interest” is defined in Section 4.1(a).

“Class A Advance” means an increase in the Class A Note Principal Balance during the Revolving Period made pursuant to Section 2.2(a) and the Class A Loan Agreement.

“Class A Advance Amount” means the amount of the increase in the Class A Note Principal Balance occurring as a result of a Class A Advance.

“Class A Deficiency Amount” is defined in Section 4.1(a).

“Class A Fee Letter” means with respect to any Class A Lender Group, the “Fee Letter” for such Lender Group defined in the Class A Loan Agreement.

“Class A Funding Tranche” means each portion of a Class A Lender Interest accruing interest for the same Interest Period at the same Class A Note Interest Rate.

“Class A Group Limit” means, with respect to any Class A Lender Group, the “Group Limit” as defined in the Class A Loan Agreement for such Class A Lender Group.

“Class A Lender Group” means a “Lender Group” under (and as defined in) the Class A Loan Agreement.

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“Class A Lender Interest” is defined in Section 2.1(b).

“Class A Lenders” means the “Lenders” under (and as defined in) the Class A Loan Agreement.

“Class A Loan Agreement” means the Loan Agreement (Series 2014-VFN[—], Class A) dated as of [—] [—], 2014, among the Issuer, the Class A Lenders and the Managing Agents party thereto.

“Class A Monthly Interest” is defined in Section 4.1(a).

“Class A Monthly Principal” is defined in Section 4.1(c).

“Class A Non-Use Fee” means, with respect to any Class A Lender Group, the “ Class A Non-Use Fee” as defined in the Class A Fee Letter for such Class A Lender Group.

“Class A Note Initial Principal Balance” means $[—].

“Class A Note Interest Rate” means, for any Interest Period and any Class A Lender Interest, the rate reported as the “Funding Rate” for such Class A Lender Interest by the Managing Agent on behalf of the Noteholder for such Class A Lender Interest to the Servicer pursuant to the Class A Loan Agreement.

“Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, plus (b) the aggregate amount of all Class A Advance Amounts for all Advances relating to the Class A Note occurring on or prior to such date of determination minus (c) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date of determination.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A Pro Rata Percentage” means a fraction, expressed as a percentage, the numerator of which is [—] and the denominator of which is [—].

“Class A Rated Additional Amounts” is defined in Section 4.1(a).

“Class A Required Amount” means, for any Payment Date, an amount equal to the excess of the sum of the amounts described in Sections 4.4(a)(i) through (v) over Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class A Senior Unrated Additional Amounts” is defined in Section 4.1(a).

“Class A Subordinated Unrated Additional Amounts” is defined in Section 4.1(a).

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“Class B Additional Amounts” means the “Class B Additional Amounts” as defined in the Class B Loan Agreement.

“Class B Additional Interest” is defined in Section 4.1(b).

“Class B Advance” means an increase in the Class B Note Principal Balance during the Revolving Period made pursuant to Section 2.2(a) and the Class B Loan Agreement.

“Class B Advance Amount” means the amount of the increase in the Class B Note Principal Balance occurring as a result of a Class B Advance.

“Class B Deficiency Amount” is defined in Section 4.1(b).

“Class B Fee Letter” means, with respect to any Class B Lender Group, the “Fee Letter” for such Lender Group as defined in the Class B Loan Agreement.

“Class B Lenders” means the “Lenders” under (and as defined in) the Class B Loan Agreement.

“Class B Loan Agreement” means the Loan Agreement (Series 2014-VFN[—], Class B) dated as of [—] [—], 2014, among the Issuer and the initial Class B Noteholders.

“Class B Monthly Interest” is defined in Section 4.1(b).

“Class B Monthly Principal” is defined in Section 4.1(d).

“Class B Non-Use Fee” means, with respect to any Class B Lender, the “Class B Non-Use Fee” as defined in the Class B Fee Letter for such Class B Lender Group.

“Class B Note Initial Principal Balance” means $[—].

“Class B Note Interest Rate” means a per annum rate equal to the Class B Program Fee Rate plus LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

“Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, plus, (b) the aggregate amount of all Class B Advance Amounts for all Advances relating to the Class B Notes occurring on or prior to such date of determination minus (c) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date of determination.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class B Pro Rata Percentage” means a fraction, expressed as a percentage, the numerator of which is [—] and the denominator of which is [—].

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“Class B Program Fee Rate” is defined in the Class B Loan Agreement.

“Class B Rated Additional Amounts” is defined in Section 4.1(b).

“Class B Required Amount” means, for any Payment Date, an amount equal to the excess of the sum of the amounts described in Sections 4.4(a)(vi) through (viii) over Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class B Senior Unrated Additional Amounts” is defined in Section 4.1(b).

“Class B Subordinated Unrated Additional Amounts” is defined in Section 4.1(b).

“Closing Date” means [—] [—], 2014.

“Collateral Amount” means, as of any date of determination, an amount equal to the excess of (a) the sum of (i) the Initial Note Principal Balance, (ii) the Initial Excess Collateral Amount and (iii) the aggregate Advance Amounts for all Advances occurring on or prior to such date of determination over (b) the sum of (i) the amount of principal previously paid to the Series 2014-VFN[—] Noteholders (other than any principal payments made from funds on deposit in the Spread Account), (ii) the aggregate of all reductions in the Collateral Amount pursuant to Section 4.4(f), and (iii) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to Section 4.4(a)(x) prior to such date. Notwithstanding the foregoing, when the Note Principal Balance is reduced to zero, the Collateral Amount shall also equal zero.

“Controlled Amortization Amount” means for any Payment Date with respect to the Controlled Amortization Period, beginning with the first Payment Date following the first Monthly Period during the Controlled Amortization Period and prior to the payment in full of the Note Principal Balance, the Note Principal Balance as of the close of business on the last day of the Revolving Period divided by the applicable Scheduled Controlled Amortization Period Length (with the quotient rounded up to the nearest dollar).

“Controlled Amortization Date” means [—] 22, 20[    ], or such earlier date, which shall be the first day of a Monthly Period, as may be specified by the Transferor by written notice to the Indenture Trustee and each Managing Agent.

“Controlled Amortization Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Amortization Date and ending on the earlier to occur of (a) the commencement of the Early Amortization Period and (b) the Final Payment Date.

“Controlled Amortization Shortfall” means, with respect to any Monthly Period during the Controlled Amortization Period, the excess, if any, of the Controlled Payment Amount for the previous Monthly Period over the amounts paid pursuant to Section 4.4(c) with respect to the Class A Monthly Principal and the Class B Monthly Principal for the previous Monthly Period.

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“Controlled Payment Amount” means, with respect to any Payment Date with respect to the Controlled Amortization Period, the sum of (a) the Controlled Amortization Amount for such Payment Date and (b) any existing Controlled Amortization Shortfall.

“CP Rate” means the “CP Rate” as defined in the Class A Loan Agreement.

“Default Amount” means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Originator or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

“Default Rate” means a rate per annum equal to the sum of (i) LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period and (ii) a margin of [2.00]% per annum.

“Defaulted Account” means an Account in which there are Charged-Off Receivables.

“Designated Maturity” means, for any LIBOR Determination Date, one month; provided, that the Issuer and the applicable Managing Agents (and, with respect to any Class B Advance, the “Lender” (as defined in the Class B Loan Agreement)) may agree that the Designated Maturity for purposes of determining LIBOR for the initial Interest Period for any Advance may be a maturity other than one month, and if the applicable LIBOR is to be determined by straight-line interpolation, the Issuer and the Managing Agent will notify the Indenture Trustee of the applicable Designated Maturity or Designated Maturities, as applicable, on or prior to the applicable LIBOR Determination Date for such Advance.

“Dilution” means any downward adjustment made by Servicer in the amount of any Transferred Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Transferred Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

“Distribution Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2014-VFN[—] Early Amortization Event is deemed to occur and ending on the Final Payment Date.

“Enhancement Reduction Amount” is defined in Section 2.2(b).

“Excess Collateral Amount” means, at any time, the excess of (a) the Collateral Amount over (b) the Note Principal Balance.

“Excess Spread Percentage” means, for any Monthly Period, a percentage equal to (a) the Portfolio Yield for such Monthly Period, minus (b) the Base Rate for such Monthly Period.

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“Final Payment Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series Maturity Date.

“Finance Charge Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Finance Charge Shortfall” is defined in Section 4.8.

“Group One” means Series 2014-VFN[—] and each other outstanding Series previously or hereafter specified in the related Indenture Supplement to be included in Group One.

“Indenture” is defined in the preamble.

“Indenture Trustee” is defined in the preamble.

“Initial Excess Collateral Amount” means, on any date of determination, an amount equal to (a) $[—], plus (b) the aggregate Additional Enhancement Amounts for all Advances occurring on or prior to such date of determination, minus (c) the aggregate Enhancement Reduction Amounts for all Optional Amortizations occurring on or prior to such date of determination.

“Initial Note Principal Balance” means an amount equal to the sum of the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance.

“Interest Period” means, for any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date; provided that the initial Interest Period with respect to any Advance shall be the period from and including the related Advance Date to but excluding the initial Payment Date on which Monthly Interest is payable with respect to such Advance, as determined in accordance with Section 4.1(e).

“Investment Earnings” means, for any Payment Date, all interest and earnings on Permitted Investments included in the Series Accounts (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.

“Investor Charge-Offs” is defined in Section 4.6.

“Investor Default Amount” means, for any Monthly Period, the sum for all Accounts that became Defaulted Accounts during such Monthly Period (or, with respect to the initial Monthly Period, the sum for all Accounts that became Defaulted Accounts during the period commencing on the Closing Date and continuing through the end of such Monthly Period), of the following amount: the product of (a) the Default Amount with respect to each such Defaulted Account and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

“Investor Finance Charge Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections allocated to Series 2014-VFN[—] pursuant to Section 4.3(a) for all Dates of Processing in such Monthly Period.

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“Investor Principal Collections” means, for any Monthly Period (a) during the Revolving Period, the lesser of (i) the aggregate amount of Principal Collections allocated to Series 2014-VFN[—] pursuant to Section 4.3(b) for all Dates of Processing during such Monthly Period and (ii) the amount of Reallocated Principal Collections that are required to be applied on the related Payment Date, pursuant to Section 4.7, and (b) during the Controlled Amortization Period or the Early Amortization Period, an amount equal to the lesser of (i) the sum of the Required Principal Deposit Amount for such Monthly Period and the amount of Reallocated Principal Collections that are required to be applied on the related Payment Date pursuant to Section 4.7, and (ii) the aggregate amount of Principal Collections allocated to Series 2014-VFN[—] pursuant to Section 4.3(b) for all Dates of Processing during such Monthly Period; provided that, for any Monthly Period in which the Early Amortization Period commences, the amount described in this clause (ii) shall equal the sum of (x) the lesser of (A) the aggregate amount of Principal Collections allocated to Series 2014-VFN[—] pursuant to Section 4.3(b) for all Dates of Processing during any portion of the Monthly Period preceding the date on which the Early Amortization Period commences and (B) the sum of the Required Principal Deposit Amount during the portion of such Monthly Period preceding the date on which the Early Amortization Period commences, and the amount of Reallocated Principal Collections that are required to be applied on the related Payment Date pursuant to Section 4.7 plus (y) the aggregate amount of Principal Collections allocated to Series 2014-VFN[—] pursuant to Section 4.3(b) for all Dates of Processing during any portion of the Monthly Period on and after the commencement of the Early Amortization Period.

“Investor Uncovered Dilution Amount” means, for any Monthly Period, an amount equal to the product of (a) the Series Allocation Percentage for such Monthly Period and (b) the aggregate Dilutions occurring during such Monthly Period as to which any deposit is required to be made but has not been made; provided that, if the Free Equity Amount is greater than zero at the time the deposit referred to in clause (b) is required to be made, the Investor Uncovered Dilution Amount shall be deemed to be zero.

“Issuer” is defined in the preamble.

“LIBOR” means, for any Interest Period, the London interbank offered rate for the period of the Designated Maturity for United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.

“LIBOR Determination Date” means the second London Business Day prior to the commencement of each Interest Period; provided that, in the case of (x) the initial Interest Period for any Advance that does not occur on a Payment Date or (y) any portion of an Interest Period for any Lender Interest that begins to accrue interest by reference to LIBOR other than on the first day of such Interest Period, the Issuer and the applicable Managing Agent (or, with respect to any Class B Advance, the applicable “Lender” (as defined in the Class B Loan Agreement) may select a different LIBOR Determination Date and the Issuer shall notify the Indenture Trustee of the applicable LIBOR Determination Date on or prior to the applicable LIBOR Determination Date.

“Loan Agreement” means the Class A Loan Agreement or the Class B Loan Agreement.

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“London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Managing Agent” means, with respect to any Class A Lender, the Person identified in the Class A Loan Agreement as the “Managing Agent” for such Class A Lender.

“Minimum Free Equity Percentage” means, for purposes of Series 2014-VFN[—], [—]%; provided, that at no time shall the Minimum Free Equity Percentage for Series 2014-VFN[—] exceed the highest Minimum Free Equity Percentage (as defined in the related indenture supplement) for any outstanding publicly issued Series of Notes rated by Moody’s or S&P.

“Monthly Interest” means, for any Payment Date, the sum of the Class A Monthly Interest and the Class B Monthly Interest for such Payment Date.

“Monthly Period” means, as to each Payment Date, the period beginning on the 22nd day of the second preceding calendar month and ending on the 21st day of the immediately preceding calendar month.

“Monthly Principal” means, on any Payment Date, the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Payment Date.

“Monthly Principal Reallocation Amount” means, for any Transfer Date, an amount equal to the sum of:

(a) the lesser of (i) the Class A Required Amount for the related Payment Date and (ii) (x) the sum of the Class B Note Principal Balance and the Initial Excess Collateral Amount minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date) and (II) any reductions to the Collateral Amount pursuant to Section 4.4(f), but not less than zero; and

(b) the lesser of (i) the Class B Required Amount for the related Payment Date and (ii) (x) the Initial Excess Collateral Amount minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date and as required in clause (a) above) and (II) any reductions to the Collateral Amount pursuant to Section 4.4(f), but not less than zero.

“Non-Use Fees” means, for any date of determination, the sum of (x) the Class A Non-Use Fee and (y) the Class B Non-Use Fee.

“Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance and the Class B Note Principal Balance for such date of determination.

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“Noteholder Servicing Fee” means, for any Transfer Date, an amount equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be calculated based on the Collateral Amount as of the Closing Date and shall be pro rated for the number of days in the period beginning on the Closing Date and ending on [ ] 21, 2014.

“Numerator Reset Date” means any Advance Date or Optional Amortization Date.

“Optional Amortization” is defined in Section 2.2(b).

“Optional Amortization Amount” is defined in Section 2.2(b).

“Optional Amortization Date” is defined in Section 2.2(b).

“Optional Amortization Notice” is defined in Section 2.2(c).

“Payment Date” means [—] 15, 2014 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Portfolio Yield” means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the excess of (i) the Available Finance Charge Collections (excluding any Series 2014-VFN[—] Excess Finance Charge Collections) for such Monthly Period, over (ii) the Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount as of the close of business on the last day of such Monthly Period; provided, however, that with respect to a Monthly Period in which a Numerator Reset Date occurs, the denominator shall equal the Weighted Average Collateral Amount for such Monthly Period.

“Principal Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Principal Shortfall” is defined in Section 4.9.

“Quarterly Excess Spread Percentage” means with respect to any Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages determined with respect to the Monthly Periods relating to such Payment Date and the immediately preceding two Payment Dates and the denominator of which is three.

“Rated Additional Amounts” means, for any Payment Date, the sum of any Class A Rated Additional Amounts and any Class B Rated Additional Amounts for such Payment Date.

“Reallocated Principal Collections” means, for any Transfer Date, Principal Collections allocated to Series 2010-VFN1 Noteholders that are applied in accordance with Section 4.7 in an amount not to exceed the Monthly Principal Reallocation Amount for such Transfer Date.

“Record Date” means, for purposes of Series 2014-VFN[—] with respect to any Payment Date, the date falling five Business Days prior to such date.

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“Redemption Amount” means, for any Transfer Date, after giving effect to any deposits and payments otherwise to be made on the related Payment Date, the sum of (i) the Note Principal Balance on the related Payment Date, (ii) Monthly Interest for the related Payment Date and any Monthly Interest previously due but not paid to the Series 2014-VFN[—] Noteholders, (iii) the amount of Additional Amounts, if any, for the related Payment Date and any Additional Amounts previously due but not distributed to the Series 2014-VFN[—] Noteholders on any prior Payment Date, and (iv) the amount of Non-Use Fees, if any, for the related Payment Date and any Non-Use Fees previously due but not paid to the Series 2014-VFN[—] Noteholders on any prior Payment Date.

“Reference Banks” means four major banks in the London interbank market selected by the Servicer.

“Removal Date” means a “Removal Date” as such term is defined in the Transfer Agreement.

“Required Deposit Amount” means, with respect to Series 2014-VFN[—], for any Monthly Period, the sum of (a) the Required Finance Charge Deposit Amount for such Monthly Period as most recently determined, (b) the Required Principal Deposit Amount for such Monthly Period as most recently determined and (c) if there is any outstanding Optional Amortization Amount, the amount of any outstanding Optional Amortization Amount over the amount deposited to the Collection Account with respect to such Optional Amortization Amount.

“Required Excess Collateral Amount” means, at any time, the product of (i) [    ]% times (ii) the quotient of (x) the Note Principal Balance divided by (y) [    ]%; provided that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than [—]% of the Collateral Amount as of the last day of the Revolving Period;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the Note Principal Balance.

“Required Finance Charge Deposit Amount” means, with respect to Series 2014-VFN[—], for any Monthly Period, the sum of (a) the fees payable to the Indenture Trustee, the Trustee and the Administrator on the related Payment Date, (b) the Monthly Interest on the related Payment Date, pursuant to Section 4.4, (c) the Noteholder Servicing Fee, (d) Additional Amounts, if any, payable on the related Payment Date, (e) the Non-Use Fees, if any, payable on the related Payment Date (but only to the extent that such Non-Use Fees are not reasonably expected to be paid by the Transferor on or prior to such Payment Date or any Non-Use Fees remain unpaid for any prior Payment Date), (f) the amount, if any, described in Section 4.4(a)(x) for the related Payment Date, (g) if on such Date of Processing the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Date of Processing, the Investor Default Amount and (h) any amount required to be deposited in the Spread Account on the related Payment Date. To the extent any data needed to calculate the

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Required Finance Charge Deposit Amount is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Transfer Date in the following Monthly Period). Without limiting the foregoing, (x) for purposes of determining the Monthly Interest on any Date of Processing on which the applicable LIBOR or CP Rate, as applicable, has not been determined, the applicable LIBOR or CP Rate, as applicable, shall be estimated based on the assumption that LIBOR or the CP Rate, as applicable, will equal LIBOR as determined on the LIBOR Determination Date for the current Interest Period and the CP Rate as determined for the prior Interest Period (to the extent such rate was determined for the prior Interest Period), multiplied by 1.25 and (y) for purposes of determining the Investor Default Amount on any Date of Processing, the Investor Default Amount shall be estimated based on the assumption that the Investor Default Amount for the current Monthly Period will equal the Investor Default Amount for the prior Monthly Period multiplied by 1.25.

“Required Principal Deposit Amount” means, with respect to Series 2014-VFN[—], for any Monthly Period, an amount equal to (a) during the Revolving Period, zero, (b) during the Controlled Amortization Period, the Controlled Payment Amount for the related Payment Date, and (c) during the Early Amortization Period, the Note Principal Balance.

“Required Spread Account Amount” means for the [—] 2014 Payment Date, zero, and for any Payment Date thereafter, the product of (i) the Spread Account Percentage in effect on such date and (ii) during (x) the Revolving Period, the Collateral Amount, and (y) the Controlled Amortization Period or the Early Amortization Period, the Collateral Amount as of the last day of the Revolving Period; provided that, prior to the occurrence of an Event of Default and acceleration of the Series 2014-VFN[—] Notes, the Required Spread Account Amount shall never exceed the Class B Note Principal Balance (after taking into account any payments to be made on such Payment Date).

“Reset Date” means:

(a) each Addition Date;

(b) each Removal Date on which, if any Series of Notes has been paid in full, Principal Receivables for that Series are removed from the Trust;

(c) each date on which there is an increase in the outstanding balance of any Variable Interest, including any Advance for Series 2014-[ ]; and

(d) each date on which a new Series or Class of Notes is issued.

“Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Amortization Period commences or the day the Early Amortization Period commences.

“Scheduled Controlled Amortization Period Length” means the number of Monthly Periods in the period beginning on the Controlled Amortization Date and ending on the last day of the Monthly Period preceding the Scheduled Final Payment Date.

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“Scheduled Final Payment Date” means the Payment Date falling in [—] 20[    ].

“Series Accounts” is defined in Section 4.2.

“Series Allocation Percentage” means, (a) with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Finance Charge Collections for such date of determination and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Finance Charge Collections for all outstanding Series on such date of determination; and (b) with respect to any Monthly Period, the daily average of the Series Allocation Percentage for all dates during such Monthly Period.

“Series Maturity Date” means, with respect to Series 2014-VFN[—], the [—] 20[    ] Payment Date.

“Series Servicing Fee Percentage” means [2]% per annum.

“Series 2014-VFN[—]” means the Series of Notes the terms of which are specified in this Indenture Supplement.

“Series 2014-VFN[—] Early Amortization Event” is defined in Section 6.1.

“Series 2014-VFN[—] Excess Finance Charge Collections” means Excess Finance Charge Collections allocated from other Series in Group One to Series 2014-VFN[—] pursuant to Section 8.6 of the Indenture.

“Series 2014-VFN[—] Note” means a Class A Note or a Class B Note.

“Series 2014-VFN[—] Noteholder” means a Class A Noteholder or a Class B Noteholder.

“Spread Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Spread Account Deficiency” means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

“Spread Account Percentage” means, with respect to any Payment Date (i) [0]% if the Quarterly Excess Spread Percentage on such Payment Date is greater than or equal to 5.00%, (ii) [2.00]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 5.00% and greater than or equal to 4.50%, (iii) [2.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.50% and greater than or equal to 4.00%, (iv) [3.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.00% and greater than or equal to 3.50%, (v) [4.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.50% and greater than or equal to 3.00%, (vi) [5.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.00% and greater than or equal to 2.50%, (vii) [6.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 2.50% and greater than or equal to 1.50%, (viii) [7.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 1.50% and greater than or equal to 0.50% and (ix) [8.50]% if the Quarterly Excess Spread Percentage on such Payment Date is less than 0.50%.

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“Surplus Collateral Amount” means, with respect to any Payment Date, at any time, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case, calculated after giving effect to any payments of principal on such Payment Date and any reductions for Enhancement Reduction Amounts, but before giving effect to any reduction in the Collateral Amount on such Payment Date pursuant to Section 4.4(f).

“Trust” is defined in the preamble.

“Weighted Average Collateral Amount” means, with respect to any Monthly Period, the quotient of (a) the summation of the Collateral Amount determined as of each day in such Monthly Period, divided by (b) the number of days in such Monthly Period.

SECTION 1.2. Incorporation of Terms. The terms of the Indenture are incorporated in this Supplement as if set forth in full herein. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Indenture Supplement and the terms of the Indenture conflict, the terms of this Indenture Supplement shall control with respect to the Series 2014-VFN[—].

ARTICLE II

CREATION OF THE SERIES 2014-VFN[—] NOTES

SECTION 2.1. Designation.

(a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “GE Capital Credit Card Master Note Trust, Series 2014-VFN[—]” or the “Series 2014-VFN[—] Notes.” The Series 2014-VFN[—] Notes shall be issued in two Classes, known as the “Class A Series 2014-VFN[—] Floating Rate Asset Backed Notes” and the “Class B Series 2014-VFN[—] Floating Rate Asset Backed Notes.” Series 2014-VFN[—] shall be a Variable Interest.

(b) The Class A Notes may from time to time evidence separate “Lender Interests” under and as defined in the Class A Loan Agreement (each, a “Class A Lender Interest”) which shall be identical in all respects, except for their respective maximum principal balances, the respective amounts of the Class A Note Principal Balance allocated to each Class A Lender Interest and certain matters relating to the rate and payment of interest. The initial allocation of Class A Notes among Class A Lender Interests shall be made, and reallocations among such Class A Lender Interests or new Class A Lender Interests may be made, as provided in the Class A Loan Agreement.

(c) Series 2014-VFN[—] shall be included in Group One and shall be a Principal Sharing Series. Series 2014-VFN[—] shall be an Excess Allocation Series with respect to Group One only. Series 2014-VFN[—] shall not be subordinated to any other Series.

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SECTION 2.2. Advances and Optional Amortizations.

(a) On any Business Day during the Revolving Period, the Issuer may in its discretion, but subject to the satisfaction of the conditions precedent specified in each Loan Agreement, request the Series 2014-VFN[—] Noteholders to make Advances, which shall be allocated among the Class A Notes and the Class B Notes, based on the Class A Pro Rata Percentage and the Class B Pro Rata Percentage, respectively. Automatically upon the funding to the Issuer of the aggregate Advance Amounts, the Collateral Amount shall increase by the amount of the Advance Amount, plus such additional amount (an “Additional Enhancement Amount”) as may be necessary so that, after giving effect to the Advance, the Excess Collateral Amount would not be less than the Required Excess Collateral Amount.

(b) Subject to Section 2.2(c), on any Business Day in the Revolving Period or the Controlled Amortization Period, the Issuer may, in its discretion but subject to the consent of the Series 2014-VFN[—] Noteholders and the conditions precedent in the Class A Loan Agreement and Class B Loan Agreement, cause a full or partial amortization (an “Optional Amortization”) of the Class A Notes and the Class B Notes (such date, an “Optional Amortization Date”) with any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to make such amortization (“Additional Funds”) and, to the extent necessary, Available Principal Collections in an amount (the “Optional Amortization Amount”) specified in the Optional Amortization Notice delivered pursuant to Section 2.2(c); provided, that the Issuer shall not designate an Optional Amortization Date for any Business Day on which there would not be sufficient Shared Principal Collections to cover all “Principal Shortfalls” (as defined in the respective indenture supplements) for all outstanding Series of Notes in Amortization Periods (excluding any such “Principal Shortfall” relating to an optional amortization amount for such Series) unless the Issuer elects to use (in its sole discretion) only Additional Funds to pay all of such Optional Amortization Amount. The Optional Amortization Amount shall be allocated among the Class A Notes and the Class B Notes, based on the Class A Pro Rata Percentage and the Class B Pro Rata Percentage, respectively. Automatically upon the payment of any Optional Amortization Amount, the Collateral Amount shall decrease by an amount equal to the sum of (i) the related Optional Amortization Amount, and (ii) an additional amount specified in the Optional Amortization Notice (an “Enhancement Reduction Amount”) so long as, after giving effect to such reduction, the Excess Collateral Amount would not be less than the Required Excess Collateral Amount.

(c) Not later than 12:00 noon (New York City time) on the second Business Day preceding an Optional Amortization Date, the Issuer shall deliver to the Trustee, the Indenture Trustee, and each Series 2014-VFN[—] Noteholder a written notice of optional amortization substantially in the form of Exhibit C (an “Optional Amortization Notice”) requesting an Optional Amortization and specifying a proposed Optional Amortization Amount, the Optional Amortization Date and the Enhancement Reduction Amount. The Series 2014-VFN[—] Noteholders may agree to such proposed Optional Amortization by countersigning and returning such notice by 12:00 noon (New York City time) on the next Business Day.

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ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 3.1. Representations, Warranties and Covenants with respect to Receivables. The parties hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

ARTICLE IV

RIGHTS OF SERIES 2014-VFN[—] NOTEHOLDERS AND ALLOCATION AND

APPLICATION OF COLLECTIONS

SECTION 4.1. Determination of Interest and Principal; Additional Amounts.

(a) The amount of monthly interest (“Class A Monthly Interest”) due and payable with respect to the Class A Notes on any Payment Date shall be equal to the aggregate amount of interest accrued on each Class A Funding Tranche on each day during the related Interest Period (plus any underpayment of interest on the prior Payment Date as a result of the estimation referred to below and minus any overpayment of interest on the prior Payment Date as a result of the estimation referred to below). For purposes of such determination, the Issuer shall rely upon information provided by the various Managing Agents on behalf of the related Class A Noteholders pursuant to the Class A Loan Agreement including estimates of the interest to accrue on any Class A Funding Tranche through the related Payment Date. The interest accrued on each Class A Funding Tranche shall be computed for each day as the product of (i) 1/360, (ii) the Class A Note Interest Rate in effect for such Class A Funding Tranche on such day and (iii) the portion of the Class A Note Principal Balance included in such Class A Funding Tranche as of the close of business on such day. With respect to each Payment Date, the Issuer shall determine the excess, if any (the “Class A Deficiency Amount”), of (x) the aggregate amount of Class A Monthly Interest payable pursuant to this Section 4.1(a) as of the prior Payment Date over (y) the amount of Class A Monthly Interest actually paid on such Payment Date. If the Class A Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class A Deficiency Amount is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Default Rate and (iii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

In addition to Class A Monthly Interest, each Class A Noteholder shall be entitled to receive a Class A Non-Use Fee with respect to each Interest Period (or portion thereof) occurring prior to the last day of the Revolving Period.

Class A Additional Amounts payable on any Payment Date, so long as they equal less than [0.25]% of the Weighted Average Collateral Amount over the related Interest Period, shall constitute “Class A Rated Additional Amounts.” Any Class A Additional Amounts payable on any Payment Date in excess of the foregoing limitation, so long as they equal less than [0.125]%

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of the Weighted Average Collateral Amount over the related Interest Period, shall constitute “Class A Senior Unrated Additional Amounts” and any Class A Additional Amounts in excess of the Class A Rated Additional Amounts and Class A Senior Unrated Additional Amounts shall constitute “Class A Subordinated Unrated Additional Amounts.”

(b) The amount of monthly interest (“Class B Monthly Interest”) due and payable with respect to the Class B Notes on any Payment Date shall be equal to the aggregate amount of interest accrued on each Class B Note Principal Balance on each day during the related Interest Period, computed for each date as the product of (i) 1/360, (ii) the Class B Note Interest Rate in effect for such day and (iii) the Class B Note Principal Balance as of the close of business on such day. With respect to each Payment Date, the Issuer shall determine the excess, if any (the “Class B Deficiency Amount”), of (x) the aggregate amount of Class B Monthly Interest payable pursuant to this Section 4.1(b) as of the prior Payment Date over (y) the amount of Class B Monthly Interest actually paid on such Payment Date. If the Class B Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class B Deficiency Amount is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Default Rate and (iii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

In addition to Class B Monthly Interest, each Class B Noteholder shall be entitled to receive a Class B Non-Use Fee with respect to each Interest Period (or portion thereof) occurring prior to the last day of the Revolving Period.

Class B Additional Amounts payable on any Payment Date, so long as they equal less than 0.25% of the Weighted Average Collateral Amount over the related Interest Period, shall constitute “Class B Rated Additional Amounts.” Any Class B Additional Amounts payable on any Payment Date in excess of the foregoing limitation, so long as they equal less than 0.125% of the Weighted Average Collateral Amount over the related Interest Period, shall constitute “Class B Senior Unrated Additional Amounts” and any Class B Additional Amounts in excess of the Class B Rated Additional Amounts and Class B Senior Unrated Additional Amounts shall constitute “Class B Subordinated Unrated Additional Amounts.”

(c) The amount of monthly principal (“Class A Monthly Principal”) with respect to the Class A Notes (i) on or prior to each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to the related Monthly Period, (y) the Class A Note Principal Balance on such Payment Date and (z) the Collateral Amount (after taking into account any adjustments to be made on or prior to such Payment Date pursuant to Sections 4.4(a)(x), 4.6 and 4.7) or (ii) on or prior to each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to such Payment Date) shall be equal to the least of (w) the Class A Pro Rata Percentage of Available Principal Collections on deposit in

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the Principal Account with respect to the related Monthly Period, (x) the Class A Pro Rata Percentage of the Controlled Payment Amount for such Payment Date, (y) the Class A Note Principal Balance on such Payment Date and (z) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.4(a)(x), 4.6 and 4.7).

(d) The amount of monthly principal (“Class B Monthly Principal”) with respect to the Class B Notes (i) on or prior to each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the Available Principal Collections on deposit in the Principal Account with respect to the related Monthly Period, over the portion of such Available Principal Collections applied to Class A Monthly Principal on such Payment Date, (y) the Class B Note Principal Balance on such Payment Date and (z) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.4(a)(x), 4.6 and 4.7, and after subtracting the Class A Monthly Principal to be paid on such Payment Date) or (ii) on or prior to each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to such Payment Date) shall be equal to the least of (w) the Class B Pro Rata Percentage of Available Principal Collections on deposit in the Principal Account with respect to the related Monthly Period, (x) the Class B Pro Rata Percentage of the Controlled Payment Amount for such Payment Date, (y) the Class B Note Principal Balance on such Payment Date and (z) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.4(a)(x), 4.6 and 4.7 and after subtracting the Class A Monthly Principal to be paid on such Payment Date).

(e) Notwithstanding anything to the contrary in this Indenture Supplement or any Loan Agreement, in the case of any Advance, the portion of Monthly Interest accrued in respect of the related Advance Amount during the Interest Period in which such Advance occurs will be payable on an initial Payment Date agreed between the Issuer and the related Managing Agents (and, with respect to any Class B Advance, the “Lender” (as defined in the Class B Loan Agreement)), and the Issuer shall notify the Indenture Trustee of the initial Payment Date and the length of the initial Interest Period for such Advance on or prior to the related Advance Date.

SECTION 4.2. Establishment of Accounts.

(a) As of the Closing Date, the Issuer covenants to have established and shall thereafter maintain the Finance Charge Account, the Principal Account, the Distribution Account and the Spread Account (collectively, the “Series Accounts”), each of which shall be an Eligible Deposit Account.

(b) If the depositary institution wishes to resign as depositary of any of the Series Accounts for any reason or fails to carry out the instructions of the Issuer for any reason, then the Issuer shall promptly notify the Indenture Trustee on behalf of the Noteholders.

(c) On or before the Closing Date, the Issuer shall enter into a depositary agreement to govern the Series Accounts pursuant to which such accounts are continuously identified in the depositary institution’s books and records as subject to a security interest in favor of the Indenture Trustee on behalf of the Noteholders and, except as may be expressly provided herein to the contrary, in order to perfect the security interest of the

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Indenture Trustee on behalf of the Noteholders under the UCC, the Indenture Trustee on behalf of the Noteholders shall have the power to direct disposition of the funds in the Series Accounts without further consent by the Issuer; provided however, that prior to the delivery by the Indenture Trustee on behalf of the Noteholders of notice otherwise, the Issuer shall have the right to direct the disposition of funds in the Series Accounts; provided further that the Indenture Trustee on behalf of the Noteholders agrees that it will not deliver such notice or exercise its power to direct disposition of the funds in the Series Accounts unless an Event of Default has occurred and is continuing.

(d) The Issuer shall not close any of the Series Accounts unless it shall have (i) received the prior consent of the Indenture Trustee on behalf of the Noteholders, (ii) established a new Eligible Deposit Account with the depositary institution or with a new depositary institution satisfactory to the Indenture Trustee on behalf of the Noteholders, (iii) entered into a depositary agreement to govern such new account(s) with such new depositary institution which agreement is satisfactory in all respects to the Indenture Trustee on behalf of the Noteholders (whereupon such new account(s) shall become the applicable Series Account(s) for all purposes of this Indenture Supplement), and (iv) taken all such action as the Indenture Trustee on behalf of the Noteholders shall reasonably require to grant and perfect a first priority security interest in such account(s) under this Indenture Supplement.

(e) For so long as the Series 2014-VFN[—] Notes are outstanding, the reference to “each Rating Agency, if any” in the parenthetical that appears in clause (x) of the third paragraph of Section 8.4(a) of the Indenture shall be deemed to refer to the Managing Agents in so far as Section 8.4 of the Indenture applies to Collections allocated to Series 2014-VFN[—].

SECTION 4.3. Calculations and Series Allocations.

(a) Allocations of Finance Charge Collections. On each Date of Processing, the Issuer shall allocate to the Noteholders of Series 2014-VFN[—] an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing. At or prior to 12:00 noon, New York City time, on each Transfer Date, the Issuer shall transfer from the Collection Account to the Finance Charge Account, an amount equal to the lesser of the Available Finance Charge Collections for the preceding Monthly Period and the Required Finance Charge Deposit Amount for the preceding Monthly Period (excluding any portion of the Required Finance Charge Deposit Amount described in clauses (f) and (g) of the definition of Required Finance Charge Deposit Amount).

(b) Allocations of Principal Collections. On each Date of Processing, the Issuer shall allocate to the Noteholders of Series 2014-VFN[—] an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate amount of Principal Collections processed on such Date of Processing. Principal Collections allocated to Series 2014-VFN[—] during any Monthly Period in excess of the Investor Principal Collections shall be (i) first, if any Optional Amortization Amounts are outstanding (after giving effect to the deposit of any Additional Funds), deposited in the Principal Account for application, to the extent necessary, to the payment of such Optional Amortization Amounts, and (ii) second, applied as Shared Principal Collections. At or prior to 12:00 noon, New York City time, on each Transfer Date, the Issuer

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shall transfer from the Collection Account to the Principal Account, an amount equal to the Available Principal Collections to the extent such funds have not been deposited into the Principal Account pursuant to Section 4.4(a) or any other provision of this Agreement.

(c) Calculations and Additional Deposits on Transfer Date. With respect to each Monthly Period falling in the Revolving Period, to the extent that Principal Collections allocated to the Noteholders of Series 2014-VFN[—] pursuant to Section 4.3(b) are paid to the holders(s) of the Transferor Interest, the Issuer shall cause the holder(s) of the Transferor Interest to make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.7. Notwithstanding the provisions of Section 8.4(a) of the Indenture allowing Collections for any Monthly Period in excess of the Aggregate Required Deposit Amount for such Monthly Period to be distributed to the holder(s) of the Transferor Interest, Collections of Finance Charge Receivables allocated to the Series 2014-VFN[—] Noteholders issued pursuant to this Indenture Supplement during that Monthly Period that were released to the holder(s) of the Transferor Interest pursuant to Section 8.4(a) of the Indenture shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied as Available Finance Charge Collections to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Collection Account on the related Payment Date. To avoid doubt, the calculations referred to in the preceding sentence include the calculations required by clause (b)(iii) of the definition of Collateral Amount. If on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holder(s) of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(ix) and (x) but are not available from funds in the Finance Charge Account as a result of the release of Collections to the holder(s) of the Transferor Interest pursuant to Section 8.4(a) of the Indenture.

(d) Notwithstanding anything to the contrary contained in the Agreement, (i) funds required to be deposited into the Finance Charge Account or Principal Account pursuant to this Indenture Supplement that would be subsequently transferred to the Distribution Account may instead be directly deposited to the Distribution Account, and (ii) any funds required to be deposited into the Finance Charge Account or Principal Account pursuant to this Indenture Supplement that would be subsequently transferred to the Issuer or the holder(s) of the Transferor Interest shall not be required to be transferred to any Series Account and may be directly paid to the Issuer or the holder(s) of the Transferor Interest pursuant to the priority of payments set forth in this Indenture Supplement.

(e) Allocations of Interchange. Notwithstanding anything to the contrary in Section 4.3(a) or the Indenture, Interchange for each Monthly Period shall be allocated to the Noteholders of the Series issued pursuant to this Indenture Supplement based on the daily average of the Allocation Percentages for Finance Charge Collections for all dates during such Monthly Period, and shall be deposited into the Collection Account not later than 12:00 noon, New York City time, on the Payment Date following the related Monthly Period.

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SECTION 4.4. Application of Available Finance Charge Collections and Available Principal Collections. On or prior to each Transfer Date or related Payment Date, as applicable, the Issuer shall withdraw, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account and the Distribution Account as follows:

(a) On or prior to each Payment Date, an amount equal to the Available Finance Charge Collections with respect to the related Monthly Period will be paid or deposited in the following priority from funds on deposit in the Finance Charge Account:

(i) to pay, on a pari passu basis, the following amounts to the extent allocated to Series 2014-VFN[—] pursuant to Section 8.4(d) of the Indenture: (A) accrued and unpaid fees and other amounts owed to the Indenture Trustee up to a maximum amount of $25,000 for each calendar year shall be deposited into the Distribution Account, (B) the accrued and unpaid fees and other amounts owed to the Trustee up to a maximum amount of $25,000 for each calendar year shall be deposited into the Distribution Account and (C) the accrued and unpaid fees and other amounts owed to the Administrator up to a maximum amount of $25,000 for each calendar year shall be deposited into the Distribution Account;

(ii) an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not paid to the Servicer on a prior Transfer Date, shall be deposited to the Distribution Account;

(iii) an amount equal to Class A Monthly Interest for such Payment Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such Payment Date, plus the amount of any Class A Additional Interest previously due but not paid to Class A Noteholders on a prior Payment Date, shall be deposited to the Distribution Account;

(iv) to the extent not otherwise paid by or on behalf of the Transferor, an amount sufficient to pay the unpaid Class A Non-Use Fee, if any, for the related Interest Period plus any Class A Non-Use Fee due but not paid to the Class A Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

(v) an amount sufficient to pay the Class A Rated Additional Amounts, if any, for the related Interest Period plus any Class A Rated Additional Amounts due but not paid to the Class A Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

(vi) an amount equal to Class B Monthly Interest for such Payment Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Payment Date, plus the amount of any Class B Additional Interest previously due but not paid to Class B Noteholders on a prior Payment Date, shall be deposited to the Distribution Account;

(vii) to the extent not otherwise paid by or on behalf of the Transferor, an amount sufficient to pay the unpaid Class B Non-Use Fee, if any, for the related Interest Period plus any Class B Non-Use Fee due but not paid to the Class B Noteholders on any prior Payment Date shall be paid to the Issuer;

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(viii) an amount sufficient to pay the Class B Rated Additional Amounts, if any, for the related Interest Period plus any Class B Rated Additional Amounts due but not paid to the Class B Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

(ix)(A) first, an amount equal to the Investor Default Amount for such Payment Date shall be treated as a portion of Available Principal Collections for such Payment Date and (B) second, an amount equal to any Investor Uncovered Dilution Amount for such Payment Date shall be treated as a portion of Available Principal Collections for such Payment Date, and any amounts treated as Available Principal Collections pursuant to subclause (A) or (B) of this clause (ix) during the Controlled Amortization Period or the Early Amortization Period, shall be deposited into the Principal Account on the related Payment Date;

(x) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this Section 4.4(a)(x) shall be treated as a portion of Available Principal Collections for such Payment Date and, during the Controlled Amortization Period or Early Amortization Period, shall be deposited into the Principal Account on such Payment Date;

(xi) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.10(e) shall be deposited into the Spread Account;

(xii) an amount sufficient to pay the aggregate Class A Senior Unrated Additional Amounts, if any, for the related Interest Period, plus any Class A Senior Unrated Additional Amounts due but not paid to the Class A Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

(xiii) an amount sufficient to pay the aggregate Class B Senior Unrated Additional Amounts, if any, for the related Interest Period, plus any Class B Senior Unrated Additional Amounts due but not paid to the Class B Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

(xiv) [reserved];

(xv) an amount sufficient to pay the aggregate Class A Subordinated Unrated Additional Amounts, if any, for the related Interest Period, plus any Class A Subordinated Unrated Additional Amounts due but not paid to the Class A Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

(xvi) an amount sufficient to pay the aggregate Class B Subordinated Unrated Additional Amounts, if any, for the related Interest Period, plus any Class B Subordinated Unrated Additional Amounts due but not paid to the Class B Noteholders on any prior Payment Date shall be deposited to the Distribution Account;

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(xvii) unless such Payment Date is during the Early Amortization Period, on a pari passu basis any amounts owed to such Persons listed in clause (i) above that have been allocated to Series 2014-VFN[—] pursuant to Section 8.4(d) of the Indenture and that have not been paid pursuant to clause (i) above shall be paid to such Persons; and

(xviii) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture; provided that during an Early Amortization Period, if any such Excess Finance Charge Collections would be distributed to the Transferor in accordance with Section 8.6 of the Indenture, the portion of such Excess Finance Charge Collections that would otherwise be distributed to the Transferor, first shall be used to pay Monthly Principal pursuant to Section 4.4(c) to the extent not paid in full from Available Principal Collections (calculated without regard to amounts available to be treated as Available Principal Collections pursuant to this clause (xviii)), second, shall be used to pay on a pari passu basis any amounts owed to such Persons listed in clause (i) above that have been allocated to Series 2014-VFN[—] pursuant to Section 8.4(d) of the Indenture and that have not been paid pursuant to clauses (i) and (xvii) above, and, third, any amounts remaining after payment in full of the Monthly Principal and amounts owed to such Persons listed in clause (i) above shall be paid to the Issuer.

The Issuer shall deposit all amounts received pursuant to clauses (iv), (v), (vii), (viii), (xii), (xiii), (xiv), (xv), and (xvi) above into the Distribution Account on such Payment Date.

(b) On or prior to each Payment Date with respect to the Revolving Period that is an Optional Amortization Date, an amount equal to the Available Principal Collections for the related Monthly Period shall be withdrawn from the Principal Account and, together with any Additional Funds, shall be deposited into the Distribution Account and applied as follows: (i) an amount equal to the Optional Amortization Amount shall be paid to the Class A Noteholders and the Class B Noteholders, as specified in Section 2.2(b), and (ii) any remaining Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c) On or prior to each Payment Date, with respect to the Controlled Amortization Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period together with any Additional Funds shall be paid or deposited in the following order of priority from funds on deposit in the Principal Account:

(i) an amount equal to the Class A Monthly Principal for such Payment Date shall be deposited into the Distribution Account and on such Payment Date shall be paid to the Class A Noteholders until the Class A Note Principal Balance has been paid in full;

(ii) an amount equal to the Class B Monthly Principal for such Payment Date shall be deposited into the Distribution Account and on such Payment Date shall be paid to the Class B Noteholders until the Class B Note Principal Balance has been paid in full;

(iii) an amount equal to the Optional Amortization Amount, if any, for such Payment Date shall be deposited into the Distribution Account and on such Payment Date shall be paid to the Class A Noteholders and the Class B Noteholders as specified in Section 2.2(b); and

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(iv) the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through (iii) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(d) On each Payment Date, the Issuer shall pay from funds on deposit in the Distribution Account:

(i) on a pari passu basis, the amounts deposited pursuant to clauses (A), (B) and (C) of Section 4.4(a)(i), to the Indenture Trustee, the Trustee and the Administrator, as applicable;

(ii) the amounts deposited pursuant to Section 4.4(a)((ii) to the Servicer; and

(iii) in accordance with Section 4.5 to the Class A Noteholders, the amounts deposited into the Distribution Account pursuant to Section 4.4(a), on such Payment Date and to the Class B Noteholders, the amounts deposited into the Distribution Account pursuant to Section 4.4(a)(vi), on such Payment Date.

(e) The Issuer shall pay out of funds on deposit in the Distribution Account any funds it receives pursuant to Sections 4.4(a)(iv), (v), (vii), (viii), (xii), (xiii), (xiv), (xv), and (xvi) to the Class A and Class B Noteholders, as applicable, in the following order of priority, (i) the Class A Non-Use Fee, (ii) the Class A Rated Additional Amounts, (iii) the Class B Non-Use Fee, (iv) the Class B Rated Additional Amounts, (v) Class A Senior Unrated Additional Amounts, (vi) Class B Senior Unrated Additional Amounts, (vii) the Class A Subordinated Unrated Additional Amounts and (viii) the Class B Subordinated Unrated Additional Amounts. To the extent that any funds received by the Issuer are not required to be distributed to the Class A and Class B Noteholders in accordance with this Section 4.4(e), the Issuer shall distribute such funds to the holder(s) of the Transferor Interest.

(f) As of any Payment Date during the Controlled Amortization Period or Early Amortization Period on which Principal Collections allocated to Series 2014-VFN[—] are treated as Shared Principal Collections, the Collateral Amount shall be reduced by an amount equal to the lesser of (x) the amount of Principal Collections allocated to Series 2014-VFN[—] that are applied as Shared Principal Collections and (y) the Surplus Collateral Amount.

(g) On each Optional Amortization Date that is not a Payment Date, Additional Funds and Available Principal Collections in the amount of the Optional Amortization Amount shall be deposited into the Distribution Account and shall be paid to the Class A Noteholders and the Class B Noteholders ratably in accordance with the allocation of such Optional Amortization Amount among the Class A Notes and the Class B Notes as specified in Section 2.2(b).

SECTION 4.5. Payments.

(a) On each Payment Date, the Issuer shall pay to each Class A Noteholder of record on the related Record Date such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

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(b) On each Payment Date, the Issuer shall pay to each Class B Noteholder of record on the related Record Date such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(c) The payments to be made pursuant to this Section 4.5 are subject to the provisions of Section 7.1 of this Indenture Supplement.

(d) All payments set forth herein shall be made by wire transfer of immediately available funds, provided that the Issuer, not later than the Record Date relating to any Payment Date, shall have received appropriate wiring instructions in writing from the related Noteholder or Managing Agent on behalf of the related Noteholder.

SECTION 4.6. Investor Charge-Offs. On each Determination Date, the Issuer shall calculate the Investor Default Amount and any Investor Uncovered Dilution Amount for the preceding Monthly Period. If, on any Transfer Date, the sum of the Investor Default Amount and any Investor Uncovered Dilution Amount for the preceding Monthly Period exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to Section 4.4(a)(ix) with respect to such Transfer Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

SECTION 4.7. Reallocated Principal Collections. On each Transfer Date, if Investor Finance Charge Collections are not sufficient to make the payments set forth in Sections 4.4(a)(i) through (viii) the Issuer shall apply Reallocated Principal Collections with respect to that Transfer Date, to fund such deficiency pursuant to and in the priority set forth in Sections 4.4(a)(i) through (viii). On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

SECTION 4.8. Excess Finance Charge Collections. Series 2014-VFN[—] shall be an Excess Allocation Series with respect to Group One only. Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One with respect to any Monthly Period will be allocated to Series 2014-VFN[—] in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Monthly Period and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2014-VFN[—] for such Monthly Period and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One, in each case with respect to payments to be made on or prior to the Payment Date following such Monthly Period. The “Finance Charge Shortfall” for Series 2014-VFN[—] for any date on which Excess Finance Charge Collections are allocated pursuant to Section 8.6 of the Indenture will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.4(a)(i) through (xvii) with respect to the next following Payment Date over (b) the Available Finance Charge Collections for the next following Payment Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

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SECTION 4.9. Shared Principal Collections. Subject to Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2014-VFN[—] with respect to any Monthly Period will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Monthly Period and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2014-VFN[—] for such Monthly Period and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series, in each case with respect to payments to be made on or prior to the Payment Date following such Monthly Period. The “Principal Shortfall” for Series 2014-VFN[—] for any date on which Shared Principal Collections are allocated pursuant to Section 8.5 of the Indenture, will be equal to (a) for any allocation date with respect to the Revolving Period if there is no outstanding Optional Amortization Amount or any allocation date during the Early Amortization Period prior to the earlier of (i) the end of the Monthly Period immediately preceding the Scheduled Final Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, zero, (b) for any allocation date with respect to the Controlled Amortization Period, the excess, if any, of the Controlled Payment Amount with respect to the next following Payment Date over the amount of Available Principal Collections for the next following Payment Date (excluding any portion thereof attributable to Shared Principal Collections or amounts available to be treated as Available Principal Collections pursuant to clause (xviii) of Section 4.4(a)), (c) for any allocation date on or after the earlier of (i) the end of the Monthly Period immediately preceding the Scheduled Final Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, the Note Principal Balance, and (d) for any allocation date with respect to the Revolving Period if there is any outstanding Optional Amortization Amount, the amount of any outstanding Optional Amortization Amount, over the amount of Available Principal Collections for the next following Payment Date (excluding any portion thereof attributable to Shared Principal Collections).

SECTION 4.10. Spread Account.

(a) On or before each Payment Date, if the aggregate amount of Available Finance Charge Collections available for application pursuant to Section 4.4(a)(vi) is less than the aggregate amount required to be deposited pursuant to Section 4.4(a)(vi), the Issuer shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account and shall apply such amount in accordance with Section 4.4(a)(vi).

(b) Unless an Early Amortization Event occurs, the Issuer will withdraw from the Spread Account and deposit in the Distribution Account for payment to the Class B Noteholders on the Scheduled Final Payment Date after the Class A Notes have been paid in full, an amount equal to the lesser of (i) the amount on deposit in the Spread Account after application of any amounts set forth in clause (a) above and (ii) the Class B Note Principal Balance, after giving effect to all other payments of principal on the Scheduled Final Payment Date.

(c) Upon an Early Amortization Event, the amount, if any, remaining on deposit in the Spread Account, after making the payments described in clause (a) above, shall be applied to pay principal on the Class B Notes on the earlier of the Series Maturity Date and the first Payment Date on which the Class A Note Principal Balance has been paid in full.

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(d) On any day following the occurrence of an Event of Default with respect to Series 2014-VFN[—] that has resulted in the acceleration of the Series 2014-VFN[—] Notes, the Issuer shall withdraw from the Spread Account the Available Spread Account Amount and deposit such amount in the Distribution Account for payment first, to the Class B Noteholders to fund any shortfalls in amounts owed to the Class B Noteholders and second, to the Class A Noteholders to fund any shortfalls in amounts owed to the Class A Noteholders.

(e) If on any Payment Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account pursuant to Section 4.4(a)(xi) up to the amount of the Spread Account Deficiency.

(f) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Payment Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Issuer shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to the Transferor. On the date on which the Class B Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to Sections 4.10(a), (b), (c) and (d), the Issuer shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Transferor Interest.

SECTION 4.11. Investment of Amounts on Deposit in Series Accounts.

(a) To the extent there are uninvested amounts deposited in the Series Accounts, the Issuer shall cause such amounts to be invested in Permitted Investments selected by the Issuer that mature no later than the following Transfer Date. Funds deposited to any Series Account for payment or transfer on the related Payment Date shall not be invested.

(b) On each Transfer Date (but subject to Section 4.10(a)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Series Accounts shall be paid to the holders of the Transferor Interest. For purposes of determining the availability of funds or the balance in any Series Account for any reason under this Indenture Supplement, all Investment Earnings shall be deemed not to be available or on deposit (subject to Section 4.10(a)); provided that after the maturity of the Series 2014-VFN[—] Notes has been accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

SECTION 4.12. Determination of LIBOR.

(a) On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate per annum displayed in the Bloomberg Financial Markets system as the composite offered rate for London interbank deposits for a period of the Designated Maturity, as of 11:00 a.m., London time, on that date. If that rate does not appear on that display page, LIBOR for that Interest Period will be the rate per annum shown on page “LIBOR01” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR01 page on that service for the purpose of displaying London

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interbank offered rates of major banks as of 11:00 a.m., London time, on the LIBOR Determination Date; provided that if at least two rates appear on that page, the rate will be the arithmetic mean of the displayed rates and if fewer than two rates are displayed, or if no rate is relevant, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for the period of the Designated Maturity. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

(b) The Issuer and each Managing Agent (and, with respect to any Class B Advance, the “Lender” (as defined in the Class B Loan Agreement)) may agree that LIBOR for the initial Interest Period for any Advance or any portion of an Interest Period will be determined based on straight-line interpolation between two rates determined in accordance with Section 4.12(a) for two different Designated Maturities, and if straight-line interpolation is to be used to determine the applicable LIBOR, the Issuer shall notify the Indenture Trustee of the applicable Designated Maturities on or before the applicable LIBOR Determination Date.

(c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Issuer by facsimile, email or other electronic transmission, notification of LIBOR for the following Interest Period. LIBOR used to calculate the Class A Note Interest Rate (if applicable) and the Class B Note Interest Rate (if applicable) for the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2014-VFN[—] Noteholder from time to time.

ARTICLE V

DELIVERY OF SERIES 2014-VFN[—] NOTES;

REPORTS TO SERIES 2014-VFN[—] NOTEHOLDERS

SECTION 5.1. Delivery and Payment for the Series 2014-VFN[—] Notes. The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2014-VFN[—] Notes in accordance with Section 2.2 of the Indenture. The Indenture Trustee shall deliver the Series 2014-VFN[—] Notes to or upon the written order of the Issuer when so authenticated.

SECTION 5.2. Reports and Statements to Series 2014-VFN[—] Noteholders.

(a) Not later than the second Business Day preceding each Payment Date, the Issuer shall deliver or cause the Servicer to deliver to the Trustee, the Indenture Trustee, each Series 2014-VFN[—] Noteholder a statement substantially in the form of Exhibit B prepared by the Servicer; provided that the Issuer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.

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(b) On or before January 31 of each calendar year, beginning with January 31, 2015, the Issuer shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2014-VFN[—] Noteholder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Noteholder, as is required to be provided by an issuer of indebtedness under the Code to the holders of the Issuer’s indebtedness and such other customary information as is necessary to enable such Noteholder to prepare its federal income tax returns. Notwithstanding anything to the contrary contained in this Agreement, the Issuer shall, to the extent required by applicable law, from time to time furnish or cause to be furnished to the appropriate Persons, at least five Business Days prior to the end of the period required by applicable law, the information required to complete a Form 1099-INT.

ARTICLE VI

SERIES 2014-VFN[—] EARLY AMORTIZATION EVENTS

SECTION 6.1. Series 2014-VFN[—] Early Amortization Events. If any one of the following events shall occur with respect to the Series 2014-VFN[—] Notes:

(a)(i) failure on the part of Transferor or the Issuer to make any payment or deposit required to be made by it by the terms of the Class A Fee Letter, the Class A Loan Agreement, the Class B Loan Agreement or the Transfer Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure of the Issuer or the Transferor duly to observe or perform in any material respect any of their respective covenants or agreements set forth in the Class A Loan Agreement, the Class B Loan Agreement or the Transfer Agreement (excluding matters addressed by clause (i) above or clause (c) below), which failure has a material adverse effect on the Series 2014-VFN[—] Noteholders and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer or the Transferor, as applicable, by the Indenture Trustee, or to the Issuer or the Transferor, as applicable, and the Indenture Trustee by any Noteholder of the Series 2014-VFN[—] Notes;

(b) any representation or warranty made by the Issuer or the Transferor in the Class A Loan Agreement, the Class B Loan Agreement or the Transfer Agreement or any information contained in an account schedule required to be delivered by it pursuant to Section 2.1 or Section 2.6(c) of the Transfer Agreement, Trust Agreement or the Bank Receivables Sale Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer or Transferor, as applicable, by the Indenture Trustee, or to the Transferor or the Issuer, as applicable, and the Indenture Trustee by any Noteholder of the Series 2014-VFN[—] Notes and as a result of which the interests of the Series 2014-VFN[—] Noteholders are materially and adversely affected for such period; provided, however, that a Series 2014-VFN[—] Early Amortization Event pursuant to this Section 6.1(b) shall not be

32	Indenture Supplement Series 2014-VFN[—]

deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Transferred Receivable, or all of such Transferred Receivables, if applicable, during such period in accordance with the provisions of the Transfer Agreement;

(c) a failure by Transferor under the Transfer Agreement to convey Transferred Receivables in Additional Accounts or Participations to the Trust when it is required to convey such Transferred Receivables pursuant to Section 2.6(a) of the Transfer Agreement;

(d) any Servicer Default or any Indenture Servicer Default shall occur, which has a material adverse effect on the Series 2014-[ ] Notes;

(e) beginning with the three consecutive Monthly Periods immediately preceding the [—] 2014 Payment Date or on any Payment Date thereafter, the Portfolio Yield averaged over three consecutive Monthly Periods immediately preceding such Payment Date is less than the Base Rate averaged over the same Monthly Periods (for the avoidance of doubt, the Monthly Period preceding the [—] 2014 Payment Date shall be exclude for purposes of calculating the three-month average Portfolio Yield and Base Rate under this clause (e);

(f) the Note Principal Balance shall not be paid in full on the Scheduled Final Payment Date; or

(g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2014-VFN[—] and acceleration of the maturity of the Series 2014-VFN[—] Notes pursuant to Section 5.3 of the Indenture;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2014-VFN[—] Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2014-VFN[—] Notes by notice then given in writing to the Issuer (and to the Indenture Trustee if given by the Series 2014-VFN[—] Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2014-VFN[—] (a “Series 2014-VFN[—] Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f) or (g) a Series 2014-VFN[—] Early Amortization Event shall occur automatically without any notice or other action on the part of the Indenture Trustee or the Series 2014-VFN[—] Noteholders immediately upon the occurrence of such event.

ARTICLE VII

REDEMPTION OF SERIES 2014-VFN[—] NOTES;

FINAL DISTRIBUTIONS; SERIES TERMINATION

SECTION 7.1. Optional Redemption of Series 2014-VFN[—] Notes; Final Distributions.

(a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the Note Principal Balance as of the last day of the Revolving Period, Transferor has the option pursuant to the Trust Agreement to reduce the Collateral Amount to zero by paying a purchase price equal to the greater of (x) the Collateral Amount, plus the applicable Allocation Percentage of outstanding Finance Charge Receivables and (y) a minimum

33	Indenture Supplement Series 2014-VFN[—]

amount equal to (i) if such day is a Payment Date, the Redemption Amount for such Payment Date or (ii) if such day is not a Payment Date, the Redemption Amount for the Payment Date following such day. If Transferor exercises such option, Issuer will apply such purchase price to repay the Series 2014-VFN[—] Notes in full as specified below.

(b) Issuer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Transferor intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day Issuer shall deposit into the Distribution Account in immediately available funds the Redemption Amount. Such redemption option is subject to payment in full of the Redemption Amount. Following such deposit into the Distribution Account in accordance with the foregoing, the Collateral Amount for Series 2014-VFN[—] shall be reduced to zero and the Series 2014-VFN[—] Noteholders shall have no further security interest in the Transferred Receivables. The Redemption Amount shall be paid as set forth in Section 7.1(d).

(c)(i) The amount to be paid by the Transferor with respect to Series 2014-VFN[—] in connection with a reassignment of Transferred Receivables to the Transferor pursuant to Section 6.1(f) of the Transfer Agreement shall not be less than the Redemption Amount for the first Payment Date following the Monthly Period in which the reassignment obligation arises under the Transfer Agreement.

(ii) The amount to be paid by the Issuer with respect to Series 2014-VFN[—] in connection with a repurchase of the Notes pursuant to Section 10.1 of the Trust Agreement shall not be less than the Redemption Amount for the Payment Date of such repurchase.

(d) With respect to (i) the Redemption Amount deposited into the Collection Account pursuant to this Section 7.1 or (ii) the proceeds of any sale of Transferred Receivables pursuant to Section 5.3 of the Indenture with respect to Series 2014-VFN[—], the Indenture Trustee shall, in accordance with the written direction of the Issuer, not later than 12:00 noon, New York City time, on the related Payment Date, make payments of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and payments otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Payment Date will be paid to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest, Class A Deficiency Amounts and Class A Additional Interest due and payable on such Payment Date or any prior Payment Date, (B) Class A Non-Use Fees, if any, due and payable on such Payment Date or any prior Payment Date and (C) Class A Rated Additional Amounts, if any, due and payable on such Payment Date or any prior Payment Date, will be paid to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Payment Date will be paid to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest, Class B Deficiency Amounts and Class B Additional Interest due and payable on such Payment Date or any prior Payment Date, (B) Class B Non-Use Fees, if any, due and payable on such Payment Date or any prior Payment Date and (C) Class B Rated Additional Amounts, if any, due and payable on such Payment Date or any prior Payment Date, will be paid to the Class B Noteholders, (iii) an amount equal to any Class A Senior Unrated Additional Amounts, if any, due and payable on such Payment Date or any prior Payment Date, will be paid to the Class A Noteholders, (iv) an amount equal to any Class B Senior Unrated

34	Indenture Supplement Series 2014-VFN[—]

Additional Amounts, if any, due and payable on such Payment Date or any prior Payment Date, will be paid to the Class B Noteholders, (v) an amount equal to any Class A Subordinated Unrated Additional Amounts, if any, due and payable on such Payment Date or any prior Payment Date, will be paid to the Class A Noteholders, (vi) an amount equal to any Class B Subordinated Unrated Additional Amounts, if any, due and payable on such Payment Date or any prior Payment Date, will be paid to the Class B Noteholders and (vii) any excess shall be released to the Issuer.

SECTION 7.2. Series Termination. On the Series Maturity Date of the Series 2014-VFN[—] Notes, the unpaid principal amount of the Series 2014-VFN[—] Notes shall be due and payable.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1. Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a supplemental indenture entered into in accordance with the terms of Section 9.1 or 9.2 of the Indenture. For purposes of the application of Section 9.2 to any amendment of this Indenture Supplement, the Series 2014-VFN[—] Noteholders shall be the only Noteholders whose vote shall be required.

SECTION 8.2. Form of Delivery of the Series 2014-VFN[—] Notes. The Class A Notes and the Class B Notes shall be Definitive Notes and shall be registered in the Note Register in the name of the initial purchasers of such Notes identified in the Class A Loan Agreement and the Class B Loan Agreement, respectively. By acquiring a Class A Note or a Class B Note, each purchaser and transferee shall be deemed to represent and warrant that it is not acquiring such Class A Note or Class B Note (or any interest therein) with the plan assets of a Benefit Plan Investor. Notwithstanding Section 2.1 of the Indenture, each Class of Series 2014-VFN[    ] Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1.

SECTION 8.3. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

SECTION 8.4. GOVERNING LAW.

(a) THIS INDENTURE SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401(1) AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

35	Indenture Supplement Series 2014-VFN[—]

(b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS INDENTURE SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS INDENTURE SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS INDENTURE SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 10.4 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

36	Indenture Supplement Series 2014-VFN[—]

SECTION 8.5. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this document is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally, but solely as Trustee of the Issuer, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by BNY Mellon Trust of Delaware but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this document.

SECTION 8.6. Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Indenture.

SECTION 8.7. Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties hereto agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with applicable law.

SECTION 8.8. Tax. It is the intent of the parties hereto that, for purposes of Federal, State and local income and franchise tax and any other tax measured in whole or in part by income, the Series 2014-VFN[—] Notes shall be treated as debt.

[SIGNATURE PAGE FOLLOWS]

37	Indenture Supplement Series 2014-VFN[—]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but solely as Trustee on behalf of Issuer

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:

By:
Name:
Title:

By:
Name:
Title:

S-1	Indenture Supplement Series 2014-VFN[—]

EXHIBIT A-1

FORM OF CLASS A SERIES 20[—]-[—] FLOATING RATE ASSET BACKED NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS A NOTE:

(1)	AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN A PRIVATE TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE TERMS OF THE INDENTURE (AS DEFINED HEREIN), AND AGREES (UNLESS SUCH REQUIREMENT SHALL HAVE BEEN WAIVED IN WRITING BY THE ISSUER WITH RESPECT TO ANY TRANSFER) TO FURNISH THE ISSUER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE ISSUER) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AGREES TO FURNISH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND, AGREES THAT IN ALL CASES IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IF REQUESTED BY THE INDENTURE TRUSTEE, AGREES TO FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9 OR W-8BEN, AS APPLICABLE, FOR THE PROPOSED TRANSFEREE;

(2)	REPRESENTS THAT IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR (IV) A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND

Form of Class A Note (20[—]-[—])

(3)	AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN 66 2⁄3% OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS OF EACH SERIES HAS APPROVED SUCH FILING AND IT WILL NOT DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE TRANSFEROR ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN ANY INSTANCE; PROVIDED, THAT THE FOREGOING SHALL NOT IN ANYWAY LIMIT THE NOTEHOLDER’S RIGHTS TO PURSUE ANY OTHER CREDITOR RIGHTS OR REMEDIES THAT THE NOTEHOLDERS MAY HAVE FOR CLAIMS AGAINST THE ISSUER.

THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

Exhibit A-1 (Page 2)	Form of Class A Note (20[—]-[—])

REGISTERED	Up to $
No. R-

GE CAPITAL CREDIT CARD

MASTER NOTE TRUST SERIES 20[—]-[—]

CLASS A SERIES 20[—]-[—] FLOATING RATE ASSET BACKED NOTE

GE Capital Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by a Trust Agreement dated as of September 25, 2003 (as amended or supplemented from time to time), for value received, hereby promises to pay to                                         , [as Managing Agent (as defined in the Class A Loan Agreement (as defined herein)) for its Lender Group (as defined in the Class A Loan Agreement (as defined herein))], or registered assigns, subject to the following provisions, a maximum principal sum of                                         DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the                     Payment Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on each Payment Date on the aggregate unpaid principal amount of the Class A Notes in an amount equal to the Class A Monthly Interest for the preceding Interest Period. The holder of this Note shall be entitled to a portion of such Class A Monthly Interest allocated to this Note pursuant to the Loan Agreement (Series 20[—]-[—], Class A), dated as of             , 20[—] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Class A Loan Agreement”), among the Issuer, the lenders parties thereto and the managing agents for the lender groups parties thereto. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

Exhibit A-1 (Page 3)	Form of Class A Note (20[—]-[—])

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

By:	BNY Mellon Trust of Delaware, not in its individual capacity but solely as Trustee on behalf of Issuer

By:
Name:
Title:

Dated:             , 20[—]

Exhibit A-1 (Page 4)	Form of Class A Note (20[—]-[—])

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:	Authorized Signatory

Exhibit A-1 (Page 5)	Form of Class A Note (20[—]-[—])

GE CAPITAL CREDIT CARD

MASTER NOTE TRUST SERIES 20[—]-[—]

CLASS A SERIES 20[—]-[—] FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Capital Credit Card Master Note Trust, Series 20[—]-[—] (the “Series 20[—]-[—] Notes”), issued under a Master Indenture dated as of September 25, 2003 (as amended, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 20[—]-[—] Indenture Supplement dated as of             , 20[—] (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class B Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, GE CAPITAL RETAIL BANK, RFS HOLDING, L.L.C., OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A NOTE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER COLLATERAL) ALLOCATED TO THE SERIES 20[—]-[—] NOTES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE INDENTURE.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-1 (Page 6)	Form of Class A Note (20[—]-[—])

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1 (Page 7)	Form of Class A Note (20[—]-[—])

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                     (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                      attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**
Signature Guaranteed:

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-1 (Page 8)	Form of Class A Note (20[—]-[—])

EXHIBIT A-2

FORM OF CLASS B SERIES 20[—]-[—] FLOATING RATE ASSET BACKED NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS B NOTE:

(1)	AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN A PRIVATE TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE TERMS OF THE INDENTURE (AS DEFINED HEREIN), AND AGREES (UNLESS SUCH REQUIREMENT SHALL HAVE BEEN WAIVED IN WRITING BY THE ISSUER WITH RESPECT TO ANY TRANSFER) TO FURNISH THE ISSUER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE ISSUER) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AGREES TO FURNISH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND, AGREES THAT IN ALL CASES IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IF REQUESTED BY THE INDENTURE TRUSTEE, AGREES TO FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9 OR W-8, AS APPLICABLE, FOR THE PROPOSED TRANSFEREE;

(2)	REPRESENTS THAT IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR (IV) A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE; AND

Exhibit A-2 (Page 1)	Form of Class B Note (20[—]-[—])

(3)	AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN 66 2⁄3% OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS OF EACH SERIES HAS APPROVED SUCH FILING AND IT WILL NOT DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE TRANSFEROR ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN ANY INSTANCE; PROVIDED, THAT THE FOREGOING SHALL NOT IN ANYWAY LIMIT THE NOTEHOLDER’S RIGHTS TO PURSUE ANY OTHER CREDITOR RIGHTS OR REMEDIES THAT THE NOTEHOLDERS MAY HAVE FOR CLAIMS AGAINST THE ISSUER.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

Exhibit A-2 (Page 2)	Form of Class B Note (20[—]-[—])

REGISTERED	Up to $
No. R-

GE CAPITAL CREDIT CARD

MASTER NOTE TRUST SERIES 20[—]-[—]

CLASS B SERIES 20[—]-[—] FLOATING RATE ASSET BACKED NOTE

GE Capital Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by a Trust Agreement dated as of September 25, 2003 (as amended or supplemented from time to time), for value received, hereby promises to pay to                                         , [as Managing Agent (as defined in the Class A Loan Agreement (as defined herein)) for its Lender Group (as defined in the Class A Loan Agreement (as defined herein))], or registered assigns, subject to the following provisions, a maximum principal sum of                                         DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the                     Payment Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on each Payment Date on the aggregate unpaid principal amount of the Class B Notes in an amount equal to the Class B Monthly Interest for the preceding Interest Period. The holder of this Note shall be entitled to a portion of such Class B Monthly Interest allocated to this Note pursuant to the Loan Agreement (Series 20[—]-[—], Class B), dated as of             , 20[—] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Class B Loan Agreement”), between the Issuer and the lender party thereto. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-2 (Page 3)	Form of Class B Note (20[—]-[—])

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

By:	BNY Mellon Trust of Delaware, not in its individual capacity but solely as Trustee on behalf of Issuer

By:
Name:
Title:

Dated:             , 20[—]

Exhibit A-2 (Page 4)	Form of Class B Note (20[—]-[—])

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:	Authorized Signatory

Exhibit A-2 (Page 5)	Form of Class B Note (20[—]-[—])

GE CAPITAL CREDIT CARD

MASTER NOTE TRUST SERIES 20[—]-[—]

CLASS B SERIES 20[—]-[—] FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Capital Credit Card Master Note Trust, Series 20[—]-[—] (the “Series 20[—]-[—] Notes”), issued under a Master Indenture dated as of September 25, 2003 (as amended, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 20[—]-[—] Indenture Supplement dated as of             , 20[—] (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, GE CAPITAL RETAIL BANK, RFS HOLDING, L.L.C., OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B NOTE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER COLLATERAL) ALLOCATED TO THE SERIES 20[—]-[—] NOTES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE INDENTURE.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-2 (Page 6)	Form of Class A Note (20[—]-[—])

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-2 (Page 7)	Form of Class A Note (20[—]-[—])

ASSIGNMENT

Social Security or other identifying number of assignee                     .

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ,		**
Signature Guaranteed:

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-2 (Page 8)	Form of Class A Note (20[—]-[—])

EXHIBIT B

Monthly Noteholder’s Statement

GE Capital Credit Card Master Note Trust

[—]-[—]

Pursuant to the Master Indenture, dated as of September 25, 2003 (as amended and supplemented, the “Indenture”) between GE Capital Credit Card Master Note Trust (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Series [—]-[—] Indenture Supplement (the “Indenture Supplement”), dated as of             , 20[—], between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause the Servicer to prepare, certain information each month regarding current distributions to the Series [—]-[—] Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Payment Date of             , 20[—], and with respect to the performance of the Trust during the Monthly Period ended             , 20[—] is set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The Discount Percentage (as defined in the Transfer Agreement) remains at [—]% for all the Receivables in the Trust until otherwise indicated. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Record Date:

Monthly Period Beginning:

Monthly Period Ending:

Previous Payment Date:

Payment Date:

Interest Period Beginning:

Interest Period Ending:

Days in Monthly Period:

Days in Interest Period:

LIBOR Determination Date:

LIBOR Rate:

Is there a Reset Date?

Reset Date #1:

I.	Trust Receivables Information

a.	Number of Accounts Beginning
b.	Number of Accounts Ending
c.	Average Account Balance (q / b)
d.	BOP Aggregate Principal Receivables
e.	BOP Finance Charge Receivables
f.	BOP Total Receivables
g.	Increase in Principal Receivables from Additional Accounts
h.	Increase in Principal Activity on Existing Securitized Accounts
i.	Increase in Finance Charge Receivables from Additional Accounts
j.	Increase in Finance Charge Activity on Existing Securitized Accounts
k.	Increase in Total Receivables
l.	Decrease in Principal Receivables due to Account Removal
m.	Decrease in Principal Activity on Existing Securitized Accounts
n.	Decrease in Finance Charge Receivables due to Account Removal
o.	Decrease in Finance Charge Activity on Existing Securitized Accounts
p.	Decrease in Total Receivables
q.	EOP Aggregate Principal Receivables
r.	EOP Finance Charge Receivables
s.	EOP Total Receivables
t.	Excess Funding Account Balance
u.	Required Principal Balance
v.	Minimum Free Equity Amount (EOP Aggregate Principal Receivables * [—]%)
w.	Free Equity Amount (EOP Principal Receivables - EOP Collateral Amount (II.d.ii+II.a.ii+II.b.ii+II.b.iii))

Exhibit B (Page 1)	Form of Class B Note (20[—]-[—])

II.	Investor Information (Sum of all Series, excluding new issuances and additional draws subsequent to end of the Monthly Period)

a.	Note Principal Balance
	i.	Beginning of Interest Period
	ii.	Increase in Note Principal Balance due to New Issuance / Additional Draws
	iii.	Decrease in Note Principal Balance due to Principal Paid and Notes Retired
	iv.	As of Payment Date
b.	Excess Collateral Amount
	i.	Beginning of Interest Period
	ii.	Change to Enhancement Amount
	iii.	Increase in Excess Collateral Amount due to New Issuance
	iv.	Reductions in Required Excess Collateral Amount
	v.	Increase/Decrease in Unreimbursed Investor Charge-Off
	vi.	Increase/Decrease in Unreimbursed Reallocated Principal Collections
	vii.	As of Payment Date
c.	Principal Accumulation Account Balance
	i.	Beginning of Interest Period
	ii.	Controlled Deposit Amount
	iii.	Withdrawal for Principal Payment
	iv.	As of Payment Date
d.	Collateral Amount
	i.	End of Prior Monthly Period
	ii.	Beginning of Interest Period
	iii.	As of Payment Date

III.	Trust Performance Data (Monthly Period)

a.	Gross Trust Yield (Finance Charge Collections + Recoveries / BOP Principal Receivables)
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Three-Month Average
b.	Payment Rate (Principal Collections / BOP Principal Receivables)
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Three-Month Average
c.	Gross Charge-Off Rate excluding Fraud (Default Amount for Defaulted Accounts - Fraud Amount / BOP Principal Receivables)
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Three-Month Average
d.	Gross Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables)
e.	Net Charge-Off Rate excluding Fraud (Default Amount for Defaulted Accounts - Recoveries - Fraud Amount / BOP Principal Receivable
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Three-Month Average
f.	Net Charge-Off Rate (Default Amount for Defaulted Accounts - Recoveries/ BOP Principal Receivables)
g.	Trust excess spread percentage ((FC Coll - Charged-Off Rec - Monthly Interest +/- Net Swaps - Monthly Servicing Fee) / BOP Principal Receivables)
h.	Default Amount for Defaulted Accounts
i.	Recovery Amount
j.	Collections
	i.	Total Trust Finance Charge Collections
	ii.	Total Trust Principal Collections
	iii.	Total Trust Collections
k.	Delinquency Data Percentage Total Receivables
	i.	1-29 Days Delinquent
	ii.	30-59 Days Delinquent

Exhibit B (Page 2)	Form of Class B Note (20[—]-[—])

	iii.	60-89 Days Delinquent
	iv.	90-119 Days Delinquent
	v.	120-149 Days Delinquent
	vi.	150-179 Days Delinquent
	vii.	180 or Greater Days Delinquent

IV.	Series Performance Data

a.	Portfolio Yield (Finance Charge Collections + Recoveries - Aggregate Investor Default Amount / BOP Collateral)
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Three-Month Average
b.	Base Rate (Noteholder Servicing Fee + Admin Fee + Monthly Interest + Swap Payments - Swap Receipts / BOP Collateral)
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Three-Month Average
c.	Excess Spread Percentage (Portfolio Yield - Base Rate)
	i.	Current
	ii.	Prior Monthly Period
	iii.	Two Months Prior Monthly Period
	iv.	Quarterly Excess Spread Percentage

V.	Investor Information

a.	Class A Note Principal Balance
	i.	Beginning of Interest Period
	ii.	Principal Balance Increase
	iii.	Principal Payment
	iv.	As of Payment Date
b.	Class B Note Principal Balance
	i.	Beginning of Interest Period
	ii.	Principal Balance Increase
	iii.	Principal Payment
	iv.	As of Payment Date
c.	Excess Collateral Amount
	i.	Beginning of Interest Period
	ii.	Reduction in Excess Collateral Amount
	iii.	Change due to amendment of Series
	iii.	As of Payment Date
d.	Collateral Amount
	i.	Beginning of Interest Period
	ii.	Increase/Decrease in Unreimbursed Investor Charge-Offs
	iii.	Increase/Decrease in Reallocated Principal Collections
	iv.	Change due to amendment of Series
	v.	Reduction in Excess Collateral Amount
	vi.	Principal Payments
	vii.	As of Payment Date
	viii.	Collateral Amount as a Percentage of Note Trust Principal Balance
	ix.	Amount by which Note Principal Balance exceeds Collateral Amount
e.	Required Excess Collateral Amount

VI.	Investor Charge-Offs and Reallocated Principal Collections (Section references relate to Indenture Supplement)

a.	Beginning Unreimbursed Investor Charge-Offs
b.	Current Unreimbursed Investor Defaults
c.	Current Unreimbursed Investor Uncovered Dilution Amount
d.	Current Reimbursement of Investor Charge-Offs pursuant to Section 4.4(a)(x)
e.	Ending Unreimbursed Investor Charge-Offs
f.	Beginning Unreimbursed Reallocated Principal Collections
g.	Current Reallocated Principal Collections pursuant to Section 4.7
h.	Current Reimbursement of Reallocated Principal Collections pursuant to Section 4.4(a)(x)
i.	Ending Unreimbursed Reallocated Principal Collections

Exhibit B (Page 3)	Form of Class B Note (20[—]-[—])

VII.	Investor Percentages - BOP Balance and Series Account Information

a.	Allocation Percentage Numerator - for Finance Charge Collections and Default Amounts
b.	Allocation Percentage Numerator - for Principal Collections
c.	Allocation Percentage Denominators
	i.	Aggregate Principal Receivables Balance as of Prior Monthly Period
	ii.	Number of Days at Balance
	iii.	Aggregate Principal Receivables Balance on Reset Date 1
	iv.	Number of Days at Balance
	v.	Average Principal Balance
d.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to Finance Charge Collections and Default Amounts
e.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to Principal Collections
f.	“Allocation Percentage, Finance Charge Collections and Default Amount (a. / greater of c.v. or d.)”
g.	Allocation Percentage, Principal Collections (b. / greater of c.v. or e.)
h.	Series Allocation Percentage

VIII.	Collections and Allocations Trust Series

a.	Finance Charge Collections
b.	Recoveries
c.	Principal Collections
d.	Default Amount
e.	Dilution (Included in I.g.)
f.	Investor Uncovered Dilution Amount
g.	Dilution including Fraud Amount
h.	Available Finance Charge Collections
	i.	Investor Finance Charge Collections
	ii.	Excess Finance Charge Collections allocable to Series [—]-[—]
	iii.	Net Swap Receipts
	iv.	Investment earnings in the Spread Account
	v.	Recoveries
i.	Available Finance Charge Collections (Sum of h.i through h.v)
j.	Total Collections (c.Series + i.)
k.	Total Finance Charge Collections deposited in the Collection Account (net of any amounts distributed to Transferor and owed to Servicer)

IX.	Application of Available Funds pursuant to Section 4.4(a) of the Indenture Supplement

Available Finance Charge Collections

(i.)	On a pari passu basis:
	(a)	Payment to the Indenture Trustee, to a maximum of $25,000
	(b)	Payment to the Trustee, to a maximum of $25,000
	(c)	Payment to the Administrator, to a maximum of $25,000
(ii.)	To the Servicer:
	(a)	Noteholder Servicing Fee
	(b)	Noteholder Servicing Fee previously due but not paid
	(c)	Total Noteholder Servicing Fee
(iii.)	On a pari passu basis:
	(a)	Class A Unpaid Monthly Interest
	(b)	Class A Net Swap Payments
	(c)	Class A Net Swap Payments not paid on a prior Payment Date
(iv.)	Class A Non-Use Fee:
	(a)	Class A Non-Use Fee
	(b)	Class A Non-Use Fee previously due but unpaid
(v.)	Class A Rated Additional Amounts:
	(a)	Class A Rated Additional Amounts
	(b)	Class A Rated Additional Amounts previously due but unpaid
(vi.)	On a pari passu basis:
	(a)	Class B Unpaid Monthly Interest
	(b)	Class B Net Swap Payments
	(c)	Class B Net Swap Payments not paid on a prior Payment Date
(vii.)	Class B Non-Use Fee:
	(a)	Class B Non-Use Fee

Exhibit B (Page 4)	Form of Class B Note (20[—]-[—])

	(b)	Class B Non-Use Fee previously due but unpaid
(viii.)	Class B Rated Additional Amounts:
	(a)	Class B Rated Additional Amounts
	(b)	Class B Rated Additional Amounts previously due but unpaid
(ix.)	To be treated as Available Principal Collections:
	(a)	Aggregate Investor Default Amount
	(b)	Aggregate Investor Uncovered Dilution Amount
(x.)	To be treated as Available Principal Collections, to the extent not previously reimbursed
	(a)	Investor Charge-offs
	(b)	Reallocated Principal Collections
(xi.)	Amounts required to be deposited to the Spread Account
(xii.)	Class A Senior Unrated Additional Amounts:
	(a)	Class A Senior Unrated Additional Amounts
	(b)	Class A Senior Unrated Additional Amounts previously due but unpaid
(xiii.)	Class B Senior Unrated Additional Amounts:
	(a)	Class B Senior Unrated Additional Amounts
	(b)	Class B Senior Unrated Additional Amounts previously due but unpaid
(xiv.)	Class A Subordinated Unrated Additional Amounts:
	(a)	Class A Subordinated Unrated Additional Amounts
	(b)	Class A Subordinated Unrated Additional Amounts previously due but unpaid
(xv.)	Class B Subordinated Unrated Additional Amounts:
	(a)	Class B Subordinated Unrated Additional Amounts
	(b)	Class B Subordinated Unrated Additional Amounts previously due but unpaid
(xvi.)	To be treated as Available Principal Collections: Series Allocation Percentage of Minimum Free Equity Shortfall
(xvii.)	On a pari passu basis, any amounts unpaid in clause (i) above
(xviii.)	The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and first will be available for allocation to other Series in Group One and, then:
	a.	Unless an Early Amortization Event has occurred, to the Transferor; and or
	b.	If an Early Amortization Event has occurred, first, to pay Monthly Principal in accordance with Section 4.4(c) of the Indenture to the extent not paid in full from Available Principal Collections (calculated without regard to amounts available to be treated as Available Principal Collections pursuant to this clause), second, to pay on a pari passu basis any amounts owed to such Persons listed in clause (a)(i) above that have been allocated to Series [—]-[—] in accordance with Section 8.4(d) of the Indenture and that have not been paid pursuant to clauses (a)(i) and (a)(xi) above, and, third, any amounts remaining after payment in full of the Monthly Principal and amounts owed to such Persons listed in clause (a)(i) above shall be paid to the Issuer.

X.	Excess Finance Charge Collections (Group One)

a.	Total Excess Finance Charge Collections in Group One
b.	Finance Charge Shortfall for Series [—]-[—]
c.	Finance Charge Shortfall for all Series in Group One
d.	Excess Finance Charges Collections Allocated to Series [—]-[—]

XI.	Available Principal Collections and Distributions (Section references relate to Indenture Supplement)

a.	Investor Principal Collections
b.	Less: Reallocated Principal Collections for the Monthly Period pursuant to Section 4.7
c.	Plus: Shared Principal Collections allocated to this Series
d.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(ix)
e.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(x)
f.	Plus: During an Early Amortization Period, the amount of Available Finance Charge Collections used to pay principal on the Notes pursuant to Section 4.4(a)(ix)
g.	Available Principal Collections (Deposited to Principal Account)
	i.	During the Revolving Period, Available Principal Collections treated as Shared Principal Collections Pursuant to Section 4.4(b)
	ii.	During the Controlled Amortization Period, Available Principal Collections deposited to the Distribution Account pursuant to Section 4.4(c)(i),(ii)
	iii.	During the Early Amortization Period, Available Principal Collections deposited to the Distribution Account pursuant to Section 4.4(c)
	iv.	Series Shared Principal Collections available to Group One pursuant to Section 4.4(b) and 4.4(c)(iv)
	v.	Principal Distributions pursuant to Section 4.4(d) in order of priority
		a.	Principal paid to Class A Noteholders
		b.	Principal paid to Class B Noteholders

Exhibit A-2 (Page 5)	Form of Class B Note (20[—]-[—])

	vi.	Total Principal Collections Available to Share (Inclusive of Series [—]-[—])
	vii.	Series Principal Shortfall
	viii.	Shared Principal Collections allocated to this Series from other Series

XII.	Spread Account Funding (Section references relate to Indenture Supplement)

a.	Spread Account Percentage
b.	Required Spread Account Amount
c.	Beginning Available Spread Account Amount
d.	Withdrawal pursuant to 4.11 (a) - Section 4.4(a)(v) Shortfall
e.	Withdrawal pursuant to 4.11 (b) - Class C Expected Principal Payment Date
f.	Withdrawal pursuant to 4.11 (c) - Early Amortization Event
g.	Withdrawal pursuant to 4.11 (d) - Event of Default
h.	Deposit pursuant to 4.4 (a)(ix) - Spread Account Deficiency
i.	Withdrawal pursuant to 4.11 (f) - Spread Account Surplus Amount
j.	Ending Available Spread Account Amount

XIII.	Series Early Amortization Events

a	The Free Equity Amount is less than the Minimum Free Equity Amount			No
Free Equity:
		i.	Free Equity Amount
		ii.	Minimum Free Equity Amount
		iii.	Excess Free Equity Amount
b.	The Note Trust Principal Balance is less than the Required Principal Balance			No
Note Trust Principal Balance:
		i.	Note Trust Principal Balance
		ii.	Required Principal Balance
		iii.	Excess Principal Balance
c.	The three-month average Portfolio Yield is less than three-month average Base Rate			No
Portfolio Yield:
		i.	Three month Average Portfolio Yield
		ii.	Three month Average Base Rate
		iii.	Three month Average Excess Spread
d.	The Note Principal Balance is outstanding beyond the Expected Principal Payment Date			No
		i.	Scheduled Final Payment Date
		ii.	Current Payment Date
e.	Are there any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments?			No
f.	Are there any material breaches or pool of assets representations and warranties or covenants?			No
g.	Are there any material changes in criteria used to originate, acquire, or select new pool assets?			No
h.	Has an early amortization event occurred?			No

Exhibit B (Page 6)	Form of Class B Note (20[—]-[—])

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder’s Statement as of the             day of             20[—].

GENERAL ELECTRIC CAPITAL CORPORATION, as Servicer

By:
Name:
Title:

Exhibit B (Page 7)	Form of Class B Note (20[—]-[—])

EXHIBIT C

Form of Option Amortization Notice

[DATE]

TO:	BNY Mellon Trust of Delaware, as Trustee

Deutsche Bank Trust Company Americas, as Indenture Trustee

The Series 20[—]-[—] Noteholders

RE: GE CAPITAL CREDIT CARD MASTER NOTE TRUST, Series 20[—]-[—]/Notice of Designation of Optional Amortization Amount

Gentlemen and Ladies:

This Optional Amortization Notice is delivered to you pursuant to Section 2.2(b) of the Series 20[—]-[—] Indenture Supplement (as amended from time to time, the “Indenture Supplement”), dated as of             , 20[—], between GE Capital Credit Card Master Note Trust (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Indenture Supplement.

The Issuer hereby notifies you that it hereby designates an Optional Amortization Amount of $[            ] to be distributed to the Class A Noteholders and Class B Noteholders on [            ], 20[    ] (the “Optional Amortization Date”) as specified in Section 2.2(b) of the Indenture Supplement. The related Enhancement Reduction Amount upon payment in full of the Optional Amortization Amount is $[            ].

The Issuer has caused this Optional Amortization Notice to be executed and delivered by its duly authorized officer or representative this      day of             ,             .

Please evidence your consent to the Optional Amortization described in this notice by returning a signed acknowledgement no later than [            ], 20[    ].

Exhibit C (Page 1)	Form of Class B Note (20[—]-[—])

GE Capital Credit Card Master Note Trust,
as Issuer

By: General Electric Capital Corporation, as Administrator

By:
Name:
Title:

Exhibit C (Page 2)	Form of Class B Note (20[—]-[—])

SCHEDULE I

PERFECTION REPRESENTATIONS, WARRANTIES

AND COVENANTS (WITH RESPECT TO RECEIVABLES)

(a) In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows as of the Closing Date and as of each Advance Date:

(1) The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

(2) The Receivables constitute either “accounts” or “general intangibles” within the meaning of the applicable UCC.

(3) The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(4) There are no consents or approvals required for the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

(5) The Issuer (or the Administrator on behalf of the Issuer) has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Receivables.

(6) Other than the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the Receivables, except for the financing statement filed pursuant to the Indenture.

(7) Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Schedule I shall be continuing, and remain in full force and effect, until such time as the Series 2014-VFN[—] Notes are retired.

(b) The Issuer covenants that in order to evidence the interests of the Issuer and the Indenture Trustee under the Indenture, the Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Receivables.